Exhibit 10

FIFTH AMENDMENT TO LOAN AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AGREEMENT (the "Fifth Amendment") is entered into as of the 13th day of November, 2009, by and between THE EASTERN COMPANY, a Connecticut corporation, having its chief executive office at 112 Bridge Street, P.O. Box 460, Naugatuck, Connecticut 06778-0460 ("Borrower"), and BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank), a national banking association organized and existing under the laws of the United States of America, with a banking office at One Landmark Square, Stamford, Connecticut 06901 ("Lender").

W I T N E S S E T H:

WHEREAS, on or about June 28, 2000, Borrower and Lender entered into a certain Loan Agreement (the "Loan Agreement") pursuant to which Lender made available to Borrower certain term loans, revolving credit loans and other credit facilities in an aggregate amount of up to $45,000,000.00; and

WHEREAS, effective as of December 27, 2002, Borrower and Lender entered into a certain First Amendment to the Loan Agreement (the "First Amendment") pursuant to which Lender agreed to (i) extend the maturity of the current outstanding balance of the Term Loan (as such term is defined in the Loan Agreement) from July 1, 2005 through January 1, 2009; (ii) extend the maturity date of the Revolving Credit Loan (as such term is defined in the Loan Agreement) from July 1, 2003 to July 1, 2005, and reduce the maximum aggregate amount available to Borrower thereunder from an amount of up to $20,000,000 to an amount of up to $7,500,000.00; and (iii) modify certain of the financial covenants contained in Paragraph 5(a) of the Loan Agreement; and

WHEREAS, effective as of January 3, 2004, Borrower and Lender entered into a certain Second Amendment to Loan Agreement (the "Second Amendment") pursuant to which Borrower and Lender clarified the calculation of certain financial covenants set forth in Paragraph 5(a) of the Loan Agreement; and

WHEREAS, on or about August 1, 2005, Borrower and Lender entered into a certain Third Amendment to Loan Agreement (the "Third Amendment") pursuant to which Lender agreed to (i) renew and extend the maturity of the Revolving Credit Loan from July 1, 2005 to August 1, 2007; and (ii) restructure and increase the existing balance of the Term Loan into a new five (5) year term loan in the amount of $15,725,000.00; and

WHEREAS, on or about September 22, 2006, Borrower and Lender entered into a certain Fourth Amendment to Loan Agreement (the "Fourth Amendment") pursuant to which Lender agreed to (i) increase the maximum amount available to Borrower under the existing Revolving Credit Loan from an amount of up to $7,500,000.00 to an amount of up to $12,000,000.00 and renew and extend the maturity date thereof from August 1, 2007 to September 22, 2009 (the third

(3rd) anniversary of the date of the Fourth Amendment), (ii) restructure and increase the existing balance of the Term Loan into a new seven (7) year term loan in the amount of $20,000,000.00, and (iii) make available to Borrower an uncommitted guidance line of credit facility in an amount of up to $5,000,000.00 for future acquisitions; and

WHEREAS, pursuant to certain Letter Agreements dated as of April 21, 2009, June 19, 2009 and September 30, 2009, by and between Borrower and Lender (collectively, the "Letter Agreements"), the provisions of the Loan Agreement were further amended and modified to, among other things, reduce the amount available to Borrower on account of the Revolving Credit Loan from an amount of up to $12,000,000.00 to an amount of up to $3,000,000.00 (and to likewise reduce the maximum amount available to Borrower on account of the Letter Credit Facility to $3,000,000.00) and extend the maturity/termination date of the Revolving Credit Loan and the Letter of Credit Facility from September 22, 2009 to November 15, 2009; and

WHEREAS, Borrower and Lender have agreed to, among other things, (i) renew and extend the maturity/termination date of the Revolving Credit Loan from November 15, 2009 to May 31, 2010, permanently reduce the maximum amount available to Borrower under the Revolving Credit Loan from an amount of up to $12,000,000.00 to an amount of up to $3,000,000.00, and increase the amount of the quarterly unused line fee to one-half of one percentage point (.50%); (ii) extend the availability period of the Letter of Credit Facility from November 15, 2009 to May 31, 2010, and reduce the amount available thereunder to $3,000,000.00; (iii) extend the maturity/termination date of the other financial accommodations made available by Lender to Borrower under the terms of the Loan Agreement (namely, the "Commercial Card" facility, the "Intraday Treasury Management Limit", and the "Daylight Overdraft Limit") to May 31, 2010; (iv) change the applicable interest rate charged on the outstanding principal balance of the Term Loan and the from time to time outstanding principal balance of the Revolving Credit Loan to a variable rate per annum equal to LIBOR for the applicable Interest Period plus two and one-quarter percentage points (2.25%); (v) amend certain of the financial and other covenants applicable to Borrower; (vi) secure Borrower's present and future indebtedness to Lender on account of the "Obligations" described in the Loan Agreement with a continuing first priority security interest in all present and future business assets of Borrower; (vii) cause Energy Harvesting Company, a Connecticut corporation, to become a "Consolidated Subsidiary" of Borrower for purposes of the Loan Agreement, to unconditionally guarantee all of Borrower's "Obligations" to Lender under the Loan Agreement (and become a "Guarantor" under the Loan Agreement) pursuant to a certain unconditional, unlimited continuing guaranty of payment and performance of the Obligations dated as of November 13, 2009 (the "Energy Guaranty"), and secure its obligations to Lender under the Energy Guaranty with a continuing first priority security interest in all of its present and future business assets; and cause each of Canadian Commercial Vehicles Corporation, Eastern Industrial, Ltd. and Eberworld S.A. de C.V. to become a "Consolidated Subsidiary" of Borrower for purposes of the Loan Agreement and to unconditionally guarantee all of Borrower's "Obligations" to Lender under the Loan Agreement (and become a "Guarantor" under the Loan Agreement) pursuant to certain unconditional, unlimited continuing guaranty of payment and performance of the Obligations, each dated as of November 13, 2009; and

WHEREAS, Borrower and Lender therefore wish to enter into this Fifth Amendment to further amend the provisions of the Loan Agreement (as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Letter Agreements);

NOW, THEREFORE, in consideration of the foregoing and in further consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1.       Definitions. As used herein, initially capitalized terms shall have the meanings ascribed to them in the Loan Agreement, unless otherwise defined herein. All references herein to the Loan Agreement shall mean the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Letter Agreements.

2.       Amendments to Loan Agreement. From and after the date of this Fifth Amendment, the Loan Agreement shall be amended as follows:

2.1        The definitions of the terms "Consolidated Subsidiaries" and "Guarantors" shall be amended to include each of Energy Harvesting Company, a Connecticut corporation, Canadian Commercial Vehicles Corporation, a corporation organized under the laws of the Province of Nova Scotia, Canada, Eastern Industrial Limited (Shanghai), a corporation organized under the laws of the People's Republic of China, and Eberworld S.A. de C.V., a corporation organized under the laws of Mexico.

2.2        The definition of the term "Guaranties" shall be amended to include those certain Unconditional, Unlimited Continuing Guaranty of Payment and Performance, each dated as of November 13, 2009, executed by each of Energy Harvesting Company, Canadian Commercial Vehicles Corporation, Eastern Industrial Limited (Shanghai), and Eberworld S.A. de C.V., respectively, in favor of Lender.

2.3        The definition of the term "Interest Period" shall be amended and restated in its entirety to hereafter read as follows:

"(s)       "Interest Period" shall mean with respect to either the Term Loan or the Revolving Credit Loan, the period commencing on the date of the making of or continuation of a Eurodollar Loan and ending 1 (overnight), 30, 60 or 90 day(s) thereafter, as Borrower may elect in the applicable Notice of Borrowing or Conversion; provided, however, that (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, and (ii) any Interest Period that would otherwise extend beyond the maturity date of the Term Loan or the Revolving Credit Loan, as the case may be, shall end on such maturity date;".

2.4        The definition of the term "LIBOR Rate" shall be amended and restated in its entirety to hereafter read as follows:

"(w)     "LIBOR Rate" shall mean and refer to a rate of interest per annum equal to LIBOR for the particular Interest Period plus two and one-quarter percentage points (2.25%);".

2.5	The definition of the term "LIBOR Rate Margin" shall hereafter be deleted.

2.6        The definition of the term "Obligations" shall be amended and restated in its entirety to hereafter read as follows:

"(bb)    "Obligations" shall mean the Term Loan, the Revolving Credit Loan and the Letter of Credit Facility, together with interest thereon, and any and all other liabilities and obligations of whatever nature of Borrower to Lender (including, without limitation, the obligations of Borrower to Lender under and in connection with (i) any Interest Rate Swap Contract; (ii) any "Credit Card" facility; (iii) any "Intraday Treasury Management Limit"; (iv) any "Daylight Overdraft Limit"; and/or (v) any and all other financial accommodations made available by Lender to Borrower under the terms of this Agreement or otherwise), no matter how or when arising and whether under the Loan Documents, or under any other agreements, guarantees, instruments or documents, past, present or future, and the amount due under any notes, or other obligations of Borrower given to, received by or held by Lender (including, without limitation, overdrafts on any debt, liability or obligation of Borrower to others which Lender may obtain by assignment or otherwise) for or on account of any of the foregoing, whether, in each case, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising. The term "Obligations" shall also include all costs and expenses, including attorneys' fees and court costs, incurred or paid by Lender in exercising, preserving, defending, collecting, enforcing or protecting any of its rights under the Obligations or hereunder or in any litigation arising out of the transaction evidenced by the Obligations;".

2.7        "Prime Rate Loans" shall no longer be available to Borrower, and all references in the Loan Agreement to the capitalized terms "Prime Rate Loan" and "Prime Rate Margin" shall hereafter be deleted.

2.8        The "Acquisition Guidance Line of Credit Loan" made available by Lender to Borrower in connection with the Fourth Amendment was never utilized by Borrower and has been terminated, and all references in the Loan Agreement to the capitalized terms "Acquisition Guidance Line of Credit Loan" and "Acquisition Guidance Line of Credit Note" shall hereafter be deleted.

2.9        The outstanding principal balance of the Term Loan shall hereafter bear interest at a variable rate equal to the LIBOR Rate.

2.10     The Revolving Credit Note shall be amended by a Fourth Allonge thereto dated as of November 13, 2009 to reflect the permanent decrease in the original principal amount thereof from an amount of up to $12,000,000.00 to an amount of up to $3,000,000.00. A copy of the Fourth Allonge to Revolving Credit Note is attached hereto as Exhibit C-IV and made a part hereof. All references in the Loan Agreement to the defined term "Revolving Credit Note" shall hereafter refer to the Revolving Credit Note, as amended by the Allonge to Revolving Credit Note, the Second Allonge to Revolving Credit Note, the Third Allonge to Revolving Credit Note, and the Fourth Allonge to Revolving Credit Note.

                           2.11      Subparagraph B of Paragraph 3 of the Loan Agreement shall be amended and restated in its entirety to hereafter read as follows:

"B.	Revolving Credit Loan

(1)         Borrower shall have the right, until the termination of Lender's obligations to make advances on account of the Revolving Credit Loan as set forth in subparagraph (5) of this Paragraph 3B, to from time to time borrow, pay and reborrow on account of the Revolving Credit Loan and, until such termination, Lender shall make advances to Borrower on account of the Revolving Credit Loan as described herein. The principal amount of the Revolving Credit Loan, or such part thereof as may be from time to time outstanding, shall be in the maximum amount of up to Three Million Dollars ($3,000,000.00) and shall be evidenced by the Revolving Credit Note. The maximum amount available to Borrower on account of the Revolving Credit Loan shall be reduced by the amount of the from time to time issued and outstanding Letters of Credit. The Revolving Credit Note shall be in the amount of $3,000,000.00;

(2)         Each advance on account of the Revolving Credit Loan shall bear interest at a rate per annum equal to the LIBOR Rate. Interest shall be charged on the principal balance of the Revolving Credit Loan from time to time outstanding on the basis of actual number of days elapsed computed on the basis of a three hundred sixty (360) day year. Such interest shall be payable for such Interest Period on the last Business Day of such Interest Period; provided, however, that if Interest Periods of 1 day have been elected, interest shall be payable on the first Business Day of each month. All payments received by Lender on account of the Revolving Credit Loan shall be in lawful money of the United States of America and in immediately available funds, and shall be applied by Lender first to outstanding accrued interest and then to outstanding principal;

(3)         All advances on account of the Revolving Credit Loans made by Lender to Borrower pursuant to this Paragraph 3B shall be recorded in an account on the books of Lender bearing Borrower's name (hereinafter called "Borrower's Account"). Lender shall render and send to Borrower a monthly statement of Borrower's Account showing the outstanding aggregate principal balance of the Revolving Credit Loan, together with interest and other appropriate debits and credits as of the date of the statement. The statement of Borrower's Account shall be considered correct in all respects, absent manifest error, and accepted by and be conclusively binding upon Borrower unless Borrower makes specific written objections thereto within thirty (30) days after the date the statement of Borrower's Account is sent;

(4)         In the event that the aggregate principal amount of the Revolving Credit Loan outstanding at any one time exceeds the sum of $3,000,000.00, Borrower shall immediately pay to Lender an amount equal to or otherwise eliminate such excess;

(5)         The provisions of this Paragraph 3B shall continue in effect until May 31, 2010; provided, however, that Lender may terminate the provisions of this Paragraph 3B at any time upon the happening of an Event of Default hereunder. Upon the effective date of such termination, Borrower shall immediately pay to Lender the then outstanding aggregate principal amount of the Revolving Credit Loan, together with interest accrued thereon to the date of payment. No such termination shall (i) in any way affect or impair the security interest granted to Lender hereunder or any other rights of Lender under any of the Loan Documents, arising prior to any such termination or by reason thereof, (ii) relieve Borrower of any obligation to Lender under any of the Loan Documents, or otherwise, until all the Obligations are fully paid and performed, or (iii) affect any right or remedy of Lender under any of the Loan Documents; and

(6)         Borrower shall pay to Lender, on the first (1st) Business Day of each calendar quarter following the date hereof, commencing January 4, 2010, until the termination date of the Revolving Credit Loan (as described in Paragraph 3B(5) above) and on such termination date, an unused commitment fee for the calendar quarter (or portion thereof, as appropriate) immediately preceding such payment in an amount equal to one-half of one percentage point (.50%) per annum times the excess, if any, of (i) $3,000,000.00 minus (ii) the daily outstanding principal amount of the Revolving Credit Loan plus the stated amount of any issued and outstanding Letters of Credit during such calendar quarter (or portion thereof, as appropriate).".

2.12      Subparagraph I of Paragraph 3 of the Loan Agreement shall be amended and restated in its entirety to hereafter read as follows:

"I.          Letter of Credit Facility. Upon Borrower's request therefor, Lender shall, from time to time so long as no Event of Default has occurred and is continuing as of such date of request, issue standby Letters of Credit and/or commercial Letters of Credit for the account of Borrower in an amount of up to $3,000,000.00, provided the aggregate amounts available to be drawn under such standby and commercial Letters of Credit (or actually drawn but not yet reimbursed by Borrower), together with the sum of all advances on account of the Revolving Credit Loan then outstanding, shall not exceed the sum of $3,000,000.00. Each such Letter of Credit issued by Lender for the account of Borrower and unreimbursed drafts drawn thereunder shall reduce the amount available to Borrower on account of the Revolving Credit Loan in an amount equal to the stated amount of such Letter of Credit so long as such Letter of Credit is outstanding or such draw unpaid. No Letter of Credit shall be issued by Lender for the account of Borrower which has an expiration date later than one (1) year after the termination date of the Revolving Credit Loan described in Paragraph 3(B)(5) above. Upon payment by Lender under any Letter of Credit, any amount so paid shall be immediately due and payable by Borrower and Lender shall have the right to effect payment thereof, together with the payment of any standard commissions, fees, expenses and charges, immediately by a charge to Borrower's operating account maintained with Lender. Unless and until such charge to Borrower's operating account is made by Lender, the unreimbursed amount of any drawn Letter of Credit shall be considered an advance on account of the Revolving Credit Loan to satisfy Borrower's reimbursement obligation to Lender which shall bear interest at the LIBOR Rate until paid in full by Borrower.

Lender shall charge Borrower its then-prevailing standard commissions and fees for the issuance of such Letters of Credit. In the event that Borrower desires either a standby or a commercial Letter of Credit (subject to the dollar amount limitations set forth above), the documentation thereof shall consist of Lender's standard forms therefor and Borrower specifically acknowledges that (i) the reimbursement obligation of Borrower and any commission or fee on account of such Letters of Credit shall be included in the Obligations; and (ii) the occurrence of an Event of Default hereunder shall constitute a default under the documentation relating to such Letters of Credit and shall entitle Lender to exercise its rights thereunder with respect to such default.".

2.13      Subparagraph (a) of Paragraph 5 of the Loan Agreement shall be amended and restated in its entirety to hereafter read as follows:

"(a)       Maintain (i) a Fixed Charge Coverage Ratio of not less than 1.1 to 1.0, tested at the end of each fiscal quarter of Borrower, with the test periods for the third and fourth fiscal quarters of 2009 ending October 3, 2009 and January 2, 2010, respectively, being calculated on a year-to-date basis beginning with the results for Borrower's second fiscal quarter of 2009 ending July 4, 2009, and with the test periods for the fiscal quarters of 2010 and thereafter calculated on a rolling four (4) quarter basis, for the immediately preceding four (4) fiscal quarters; (ii) a ratio of Funded Debt to EBITDA of not greater than 2.5 to 1.0, tested on a quarterly basis at the end of each fiscal quarter of Borrower (for purposes of this calculation, EBITDA shall be determined on a rolling four (4) quarter basis); and (iii) Tangible Net Worth of not less than $42,000,000.00, tested at the end of each fiscal quarter of Borrower; each of the foregoing financial covenants to be determined in accordance with generally accepted accounting principles consistently applied from year to year. In the event that Borrower fails to comply with the Fixed Charge Coverage Ratio set forth in clause (i) above for any test period, then such financial covenant shall be re-calculated by Lender to add-back the amount of permitted dividends declared and paid by Borrower during the period being tested to achieve the required 1.1 to 1.0 ratio, so long as Borrower's payment of such dividends did not result in the amount of consolidated cash on Borrower's and its Consolidated Subsidiaries' balance sheet to be below the sum of $10,000,000.00 as of the date of determination;".

2.14      Subparagraph (c) of Paragraph 6 of the Loan Agreement shall be amended and restated in its entirety to hereafter read as follows:

"(c)       Declare or pay any dividends or make any other distributions on any shares of its capital stock (other than dividends payable solely in such shares), or purchase, redeem, retire or otherwise acquire, directly or indirectly, as such shares; provided, however, that so long as no Event of Default has occurred and is continuing or would result from the payment of such dividends by Borrower, Borrower shall be entitled to declare and make annual dividends, payable quarterly, in an amount not to exceed $580,000.00 per quarter (but only to the extent that Borrower's payment of such quarterly dividend would not result in the amount of cash shown on Borrower's and the Consolidated Subsidiaries' consolidated balance sheet as of such date to be less than $10,000,000.00, and Borrower demonstrates its compliance with such condition to Lender prior to paying such quarterly dividend);".

2.15     Borrower and Lender shall enter into a Security Agreement (herein so called), dated as of November 13, 2009, pursuant to which Borrower shall grant to Lender a continuing first priority Lien on all of Borrower's present and future tangible and intangible personal property assets. A copy of the Security Agreement is attached to this Fifth Amendment as Schedule 1. In connection with its execution and delivery of the Security Agreement and to perfect Lender's continuing first priority Lien in the "Collateral" described in the Security Agreement, Borrower hereby authorizes Lender to file a UCC-1 financing statement with the office of the Secretary of State of Connecticut naming Borrower, as debtor, and Lender, as secured party, and covering "all assets" of Borrower as contemplated by Revised Article 9 of the Uniform Commercial Code enacted by the State of Connecticut and in effect from time to time. From and after the date of this Fifth Amendment, the Security Agreement shall be and become one of the "Loan Documents" referenced in the Loan Agreement, and an "Event of Default" under the Security Agreement shall constitute an Event of Default under the Loan Agreement.

2.16     Borrower shall cause Energy Harvesting Company, a Connecticut corporation ("Energy"), to execute and deliver to Lender that certain Unconditional, Unlimited Continuing Guaranty of Payment and Performance dated as of November 13, 2009, a copy of which is attached hereto as Schedule 2, in connection with this Fifth Amendment. In addition, Borrower shall cause Energy to enter into a certain Security Agreement with Lender, dated as of November 13, 2009 (the "Energy Security Agreement"), pursuant to which Energy shall grant to Lender a continuing first priority Lien on all of its present and future tangible and intangible personal property assets to secure its Guaranty. A copy of the Energy Security Agreement is attached hereto as Schedule 3. In connection with its execution and delivery of the Energy Security Agreement and to perfect Lender's continuing first priority Lien in the "Collateral" described in the Energy Security Agreement, Energy authorizes Lender to file a UCC-1 financing statement with the office of the Secretary of State of Connecticut naming Energy, as debtor, and Lender, as secured party, and covering "all assets" of Energy, as contemplated by Revised Article 9 of the Uniform Commercial Code enacted by the State of Connecticut and in effect from time to time. From and after the date of this Fifth Amendment, the "Guaranty" of Energy and the Energy Security Agreement shall be and become "Loan Documents" under the Loan Agreement, and an "Event of Default" under either the "Guaranty" of Energy or the Energy Security Agreement shall constitute an Event of Default under the Loan Agreement.

2.17     Borrower shall cause each of Canadian Commercial Vehicles Corporation, Eastern Industrial Limited (Shanghai) and Eberworld S.A. de C.V. to execute and deliver to Lender certain Unconditional, Unlimited Guaranty of Payment and Performance, each dated as of November 13, 2009, copies of which are attached hereto as Schedule 4.

2.18      Exhibit C-IV attached to this Fifth Amendment shall hereafter be and become Exhibit C-IV to the Loan Agreement.

3.       Conditions Precedent to Effectiveness of this Fifth Amendment. The effectiveness of this Fifth Amendment shall be subject to the prior satisfaction, on or before November 13, 2009, of the following conditions precedent:

(a)         Performance; No Event of Default. Borrower shall have performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior or at the time hereof, and there shall exist no Event of Default or condition which, with either or both the giving of notice or the lapse of time, would result in an Event of Default upon the execution and delivery of this Fifth Amendment.

(b)        Execution and Delivery. This Fifth Amendment, the Security Agreement, the Energy Security Agreement, the "Guaranties" of each of Energy, Canadian Commercial Vehicles Corporation, Eastern Industrial Limited (Shanghai), and Eberworld S.A. de C.V., and such other documents as requested by Lender shall have been executed and delivered by Borrower and the Guarantors to Lender.

(c)         Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Fifth Amendment shall be satisfactory in substance and in form to Lender and Lender shall have received all information and such counterpart originals or certified or other copies of such documents as it may request.

(d)        Company Action. Lender shall have received evidence satisfactory to it that all requisite corporate action necessary for the execution, delivery and performance by Borrower of this Fifth Amendment, the Security Agreement and all other instruments and documents delivered by Borrower in connection herewith shall have been duly and effectively taken. In addition, Lender shall have received evidence satisfactory to it that each of the Guarantors has taken the necessary corporate action to authorize its consent to the terms and conditions of this Fifth Amendment and, with respect to Energy Harvesting Company, its execution, delivery and performance of its "Guaranty" and the Energy Security Agreement, and with respect to each of Canadian Commercial Vehicles Corporation, Eastern Industrial Limited (Shanghai), and Eberworld S.A. de C.V., its execution, delivery and performance of its respective "Guaranty".

4.	Representations and Warranties of Borrower.

(a)         General. To induce Lender to enter into this Fifth Amendment, Borrower represents and warrants to Lender that (a) no Event of Default or state of facts which by the passage of time, the giving of notice, or both, would constitute an Event of Default, has occurred or is continuing; and (b) as of the date hereof, the representations and warranties of Borrower contained in the Loan Agreement (including, without limitation, Paragraph 2 thereof) are true and correct in every material respect.

(b)        Regarding Ashtabula Industrial Hardware Co. and Frazer & Jones Company Inc. To induce Lender to forgo from requiring that Borrower (i) cause Ashtabula Industrial Hardware Co., an Ohio corporation ("Ashtabula"), to grant to Lender a continuing first priority Lien in all of Ashtabula's present and future business assets to secure its existing Guaranty, and (ii) cause Frazer & Jones Company Inc., a New York corporation ("Frazer"), to unconditionally guarantee the Obligations in favor of Lender and to grant to Lender a continuing first priority Lien in all of Frazer's present and future business assets to secure such unconditional guarantee, in connection with the transactions contemplated by this Fifth Amendment, Borrower hereby represents and warrants to Lender that each of Ashtabula and Frazer is inactive, has no business operations, and has no assets. Borrower hereby agrees and covenants that if, after the date of this Fifth Amendment, either Ashtabula or Frazer commences (or re-commences) business operations and acquires or otherwise obtains any assets, then Borrower shall promptly notify Lender of such fact in writing and shall take whatever steps and/or actions that Lender may reasonably require with respect to Ashtabula and Frazer, including, without limitation, causing Ashtabula to grant to Lender a continuing first priority Lien on its present and future business assets to secure its "Guaranty" and causing Frazer to unconditionally guarantee the Obligations and to secure such unconditional guarantee with a continuing first priority Lien on all of its present and future business assets.

5.       Effect of this Fifth Amendment. Except as modified or amended hereby, the terms and provisions of the Loan Agreement and the other Loan Documents shall remain in full force and effect and the obligations, liabilities and rights of the parties therein and thereunder shall remain unchanged. Nothing herein shall operate to release Borrower of its obligations under the Loan Agreement and such other Loan Documents.

6.          Release. Borrower on its own behalf and on behalf of its officers, directors, employees, agents and successors and assigns, hereby waives, releases and discharges Lender, and all directors, officers, employees, attorneys, agents, successors and assigns of Lender, from any and all claims, demands, actions or causes of action arising out of or in any way relating to this Fifth Amendment, the Loan Agreement or the other Loan Documents, including, without limitation, all known and unknown matters, claims, transactions or things occurring prior to the date of this Fifth Amendment relating to the Loan Agreement and the other Loan Documents.

7.          Expenses. Borrower agrees to pay to Lender upon demand (a) an amount equal to any and all reasonable out-of-pocket costs or expenses (including reasonable legal fees and disbursements and UCC filing fees) incurred or sustained by Lender at any time in connection with the preparation of this Fifth Amendment and related matters, and (b) any and all out-of-pocket costs or expenses (including commercial examiner fees and reasonable legal fees and disbursements) incurred or sustained by Lender at any time in connection with the administration of credit extended by Lender at any time to Borrower or the preservation of or enforcement of its rights under the Loan Agreement and the other Loan Documents or in respect of any of the other obligations of Borrower to Lender.

8.       Governing Law. This Fifth Amendment is made, executed and delivered in the State of Connecticut and it is the specific desire and intention of the parties that it shall in all respects be construed under the laws of the State of Connecticut.

9.       Binding Effect. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10.     Counterparts/Fascimiles/PDF Copies. This Fifth Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument. Facsimile signatures and "portable document format" (PDF) copies of signatures shall be deemed original signatures.

[Signatures on next page]

IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first set forth above.

THE EASTERN COMPANY

By:/s/Leonard F. Leganza

Leonard F. Leganza
Its President
Duly Authorized

BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank)

By:/s/Lincoln Schoff

Lincoln Schoff
Its Senior Vice President

CONSENT OF GUARANTORS

The undersigned, having jointly, severally and unconditionally guaranteed the Obligations of Borrower to Lender under the Loan Agreement pursuant to a certain Unconditional, Unlimited Continuing Guaranty of Payment and Performance agreements, each dated as of June 28, 2000, and dated as of November 13, 2009 with respect to each of Energy Harvesting Company, Canadian Commercial Vehicles Corporation, Eastern Industrial Limited (Shanghai), and Eberworld S.A. de C.V. (collectively, the "Guaranties"), hereby consent to the terms and conditions of this Fifth Amendment. To induce Lender to enter into this Fifth Amendment and in consideration of its so doing, the undersigned hereby consent to its execution and delivery by Borrower and agree that Borrower's execution and delivery of this Fifth Amendment will not in any way impair Lender's rights or alter, diminish or otherwise affect the undersigneds' joint, several and unconditional obligations to Lender under the Guaranties, which shall remain in full force and effect.

The undersigned specifically acknowledge and agree that all documents, agreements and instruments executed and delivered by the undersigned to Lender in connection with the Guaranties shall remain in full force and effect without modification, notwithstanding this Fifth Amendment.

Dated as of the 13th day of November, 2009.

ASHTABULA INDUSTRIAL HARDWARE CO.

By:/s/Leonard F. Leganza

Leonard F. Leganza
Its President
Duly Authorized

SESAMEE MEXICANA, S.A. de C.V.

By:/s/Leonard F. Leganza

Leonard F. Leganza
Its Duly Authorized Agent

WORLD SECURITY INDUSTRIES COMPANY LIMITED

By:/s/Leonard F. Leganza

Leonard F. Leganza
Its Chairman
Duly Authorized

WORLD LOCK CO., LTD.

By:/s/Leonard F. Leganza

Leonard F. Leganza
Its Chairman
Duly Authorized

EBERHARD HARDWARE MANUFACTURING LIMITED

By:/s/Leonard F. Leganza

Leonard F. Leganza
Its President
Duly Authorized

ENERGY HARVESTING COMPANY

By:/s/Leonard F. Leganza

Leonard F. Leganza
Its Chairman
Duly Authorized

CANADIAN COMMERCIAL VEHICLES CORPORATION

By:/s/Leonard F. Leganza

Leonard F. Leganza
Its President
Duly Authorized

EASTERN INDUSTRIAL LIMITED (SHANGHAI)

By:/s/John L. Sullivan

John L. Sullivan
Its Chairman
Duly Authorized

EBERWORLD S.A. de C.V.

By:/s/Leonard F. Leganza

Leonard F. Leganza
Its President
Duly Authorized

EXHIBIT C-IV

FOURTH ALLONGE TO REVOLVING CREDIT NOTE

FOURTH ALLONGE TO REVOLVING CREDIT NOTE amending and attached to a Revolving Credit Note in the original principal amount of $20,000,000.00, dated as of June 28, 2000, executed and delivered by THE EASTERN COMPANY to the order of BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank), as amended by that certain Allonge dated effective as of December 27, 2002, by that certain Second Allonge dated as of August 1, 2005, and by that certain Third Allonge dated as of September 22, 2006 (said note, as amended, being hereinafter referred to as the "Revolving Credit Note").

FOR VALUE RECEIVED, the Revolving Credit Note is amended from and after the effective date hereof by:

(a)        The principal amount of the Revolving Credit Note set forth in the upper left hand corner thereof shall be decreased from "$12,000,000.00" to $3,000,000.00".

(b)          Deleting the first paragraph on Page 1 of the Revolving Credit Note and replacing it with the following:

"FOR VALUE RECEIVED, THE EASTERN COMPANY, a Connecticut corporation ("Maker"), promises to pay to the order of BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank), a national banking association organized and existing under the laws of the United States of America ("Payee"), at its banking office at One Landmark Square, Stamford, Connecticut 06901, or at such other place as may be designated in writing from time to time by Payee or any other holder hereof, the principal sum of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00), or so much thereof as may have been advanced from time to time by Payee to Maker and remains outstanding, as conclusively evidenced by the books and records of Payee absent manifest error, in lawful money of the United States of America and in immediately available funds, together with interest on the outstanding principal sum, for the period commencing on the date hereof until the date on which the entire principal balance hereof has been paid in full, at the rates per annum and on the dates provided for in the Agreement (as defined below). Interest shall be charged on the principal sum outstanding hereunder and shall be calculated on the basis of the actual number of days elapsed on the basis of a 360 day year. All principal remaining unpaid and any accrued but unpaid interest shall in any event be due and payable on the dates set forth in the Agreement. If this Revolving Credit Note or any payment hereunder becomes due on a day which is not a Business Day (as defined in the Agreement), the due date of this Revolving Credit Note or such payment shall be extended to the next succeeding Business Day, and such extension of time shall be included in computing interest and fees in connection with such payment.".

(c)         Amending the defined term "Agreement" to hereafter refer to the Loan Agreement dated as of June 28, 2000, by and between Maker and Payee, as amended by that certain First Amendment to Loan Agreement dated effective as of December 27, 2002, by that certain Second Amendment to Loan Agreement dated effective as of January 3, 2004, by that certain Third

Amendment to Loan Agreement dated as of August 1, 2005, by that certain Fourth Amendment to Loan Agreement dated as of September 22, 2006, by those certain Letter Agreements dated as of April 21, 2009, June 19, 2009 and September 30, 2009, and by that certain Fifth Amendment to Loan Agreement dated as of the date hereof.

All other terms and provisions of the Revolving Credit Note shall remain as originally written.

IN WITNESS WHEREOF, Leonard F. Leganza, the President of THE EASTERN COMPANY, has caused this Fourth Allonge to Revolving Credit Note to be executed and delivered as of the 13th day of November, 2009.

THE EASTERN COMPANY

By:/s/Leonard F. Leganza
Leonard F. Leganza
Its President
Duly Authorized

SCHEDULE 1

Copy of Security Agreement executed by The Eastern Company in favor of Lender.

[See Attached]

SECURITY AGREEMENT

This Security Agreement is dated as of November 13, 2009, by and between THE EASTERN COMPANY, a Connecticut corporation, having its principal place of business at 112 Bridge Street, Naugatuck, Connecticut 06788 (the "Debtor"), and BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States of America, with a banking office at One Landmark Square, Stamford, Connecticut 06901 (the "Bank").

Recitals:

A.

The Bank is proposing to renew and restructure certain loans and other financial accommodations to Debtor under that certain Loan Agreement dated as of June 28, 2000, between Debtor and the Bank (in its capacity as successor by merger to Fleet National Bank), as same has heretofore been amended from time to time (the "Loan Agreement"), and the Bank is requiring that Debtor enter into this Security Agreement as security for Debtor's obligations to the Bank under the Loan Agreement.

Agreements:

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties, the parties hereby agree as follows:

1.

Defined Terms. As used herein, or in any certificate, document or report delivered pursuant to this Security Agreement or any other Financing Agreement (as herein defined), the following terms shall have the meanings set forth below, unless the context otherwise requires:

"Account Debtor" means any Person who is or may become obligated to Debtor.

"Additional Collateral" means (i) all general intangibles of every kind and description of Debtor, including without limitation Federal, State and local tax refund claims of all kinds, whether now existing or hereafter arising, license fees, payment intangibles, Patents, Patent Licenses, Patent applications, Trademarks, Trademark Licenses, Trademark applications, trade names, other Intellectual Property, rights to sue and recover for past infringement of Patents, Trademarks, and other Intellectual Property, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which Debtor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of Debtor, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all books and records, software, writings, plans, specifications and schematics; (ii) all of Debtor's deposit accounts, whether now owned or hereafter created, wherever located; (iii) all monies, securities, instruments, cash and other property of Debtor and the proceeds thereof, now or hereafter held or received by, or in transit to, the Bank from or for Debtor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of Debtor's deposits (general or special, balances, sums, proceeds and credits of Debtor with Bank at any time existing); (iv) all commercial tort claims; (v) insurance receivables, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds; (vi) rights to proceeds of letters of credit, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing); (vii) supporting obligations; and (viii) all books, records, customer lists, ledger cards, computer programs, computer tapes, disks, printouts and records, including but not limited to, embedded software, and other property and general intangibles at any time evidencing or relating to any of the foregoing, whether now in existence or hereafter created; and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

"Affiliate" means any Person (1) that, directly or indirectly, controls, is controlled by, or is under common control with, Debtor; (2) that is a member, director, manager, or officer of Debtor or of any Person that, directly or indirectly, controls, is controlled by, or is under common control with, Debtor, together with, in each case, their respective relatives (whether by blood or marriage), heirs, executors, administrators, personal representatives, successors, and assigns; and (3) any trust of which any of the foregoing Persons is a settlor, trustee, or beneficiary. For the purposes of this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

"Bank" means Bank of America, N.A., a national banking association organized and existing under the laws of the United States of America.

"Business Day" means any day other than a Saturday or Sunday on which banking institutions in Hartford, Connecticut, are open for the transaction of banking business.

"Collateral" means all Debtor's personal property of every kind and nature whether now existing or hereinafter acquired or arising, and wherever located, including without limitation, Receivables, Inventory, Equipment, Patents, Trademarks and Additional Collateral, and renewals, substitutions, replacements, additions, accessions, proceeds, and products of any and all of the foregoing.

"Default" means an event or condition the occurrence or existence of which, with the lapse of time or the giving of a required notice, or both, would become an Event of Default.

"Dollar" and the sign "$" means lawful money of the United States of America.

"Environmental Laws" means any and all applicable foreign, federal, state and local environmental, health or safety statutes, laws, regulations, rules, ordinances, guidances, policies and rules or common law (whether now existing or hereafter enacted or promulgated), of all governmental agencies, bureaus or departments which may now or hereafter have jurisdiction over Debtor or the Debtor's property and all applicable judicial and administrative and regulatory decrees, judgments and orders, including common law rulings and determinations, relating to injury to, or the protection of, real or personal property or human health or the environment, including, without limitation, all requirements pertaining to reporting, licensing, permitting, investigation, remediation and removal of emissions, discharges, releases or threatened releases of Hazardous Materials, chemical substances, pollutants or contaminants whether solid, liquid or gaseous in nature, into the environment or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of such Hazardous Materials, chemical substances, pollutants or contaminants including without limitation, the Clean Water Act, the Clean Air Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), and as may be further amended (all together herein called "CERCLA"), the Federal Water Pollution Control Amendments, the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), the Hazardous Materials Transportation Act of 1975, as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, and any comparable or similar environmental laws of the State of Connecticut and any other state applicable to the Debtor. Likewise, the terms "hazardous substance," "release," and "threatened release" herein referenced in connection with Environmental Laws shall have the meanings specified in CERCLA and the terms "solid waste" and "dispose" (or "disposed") shall have the meanings specified in RCRA; provided, however, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined therein, such broader meaning shall apply subsequent to the effective date of such amendment, and provided further that, to the extent the laws of any state applicable to Debtor's business establish a meaning for "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

"Equipment" means all machinery, equipment, furniture, fixtures, tools, parts, supplies and motor vehicles, now owned and hereafter acquired, by Debtor of whatsoever name, nature, kind or description, wherever located, and all additions and accessions thereto and replacements or substitutions therefor, and all proceeds thereof and all proceeds of any insurance thereon.

"Event of Default" and "Events of Default" shall have the meanings assigned in Article 13 hereof.

"Financing Agreement" or "Financing Agreements" means this Security Agreement, the Loan Agreement, and any and all other instruments, agreements and documents executed by Debtor in connection herewith or therewith or related hereto or thereto, together with any amendments, supplements or modifications hereto or thereto.

"Financial Statement" or "Financial Statements" means, as of any date, or with respect to any period, as applicable, a financial report or reports consisting of (i) a balance sheet; (ii) an income statement; (iii) a statement of cashflow; and (iv) a statement of changes in shareholders or member's equity, together with all applicable schedules, notes and other information to be customarily included.

"GAAP" means generally accepted accounting principles as set forth in Statement or Auditing Standards No. 69 entitled "The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles in the Independent Auditor's Report" issued by the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable to the circumstances as of the date of determination.

"Governmental Authority" means any federal, state, local or foreign court, commission or tribunal, or governmental, administrative or regulatory agency, department, authority, instrumentality or other body.

"Hazardous Materials" shall mean any substance: (i) the presence of which requires or may hereafter require notification, investigation, monitoring or remediation under any Environmental Law; (ii) which is or becomes defined as a "hazardous waste", "hazardous material" or "hazardous substance" or "toxic substance" or "pollutant" or "contaminant" under any present or future Environmental Law or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.) and any applicable local statutes and the regulations promulgated thereunder; (iii) which is toxic, explosive, corrosive, reactive, ignitable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any Governmental Authority, agency, department, commission, board, agency or instrumentality of any foreign country, the United States, any state of the United States, or any political subdivision thereof to the extent any of the foregoing has or had jurisdiction over Debtor or Debtor's property; or (iv) without limitation, which contains gasoline, diesel fuel or other petroleum products, asbestos or polychlorinated biphenyls.

"Intellectual Property" means all intellectual and similar property of Debtor of every kind and nature now owned or hereafter acquired by Debtor, including inventions, designs, patents, copyrights, licenses, trademarks, trade secrets, confidential or proprietary, technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accession to, and books and records describing or used in connection with, any of the foregoing.

"Inventory" means all inventory of whatsoever name, nature, kind or description now owned and hereafter acquired, by Debtor, wherever located, including without limitation all contract rights with respect thereto and documents representing the same, all goods, including goods held for sale or lease or to be furnished under contracts of service, finished goods, raw materials, materials used or consumed by Debtor, parts, supplies, and all wrapping, packaging, advertising and shipping materials and any documents relating thereto, and all labels and other devices, names and marks affixed or to be affixed thereto for purposes of selling or of identifying the same or the seller or manufacturer thereof, and all right, title and interest of Debtor therein and thereto, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

"Obligations" shall have the meaning set forth in the Loan Agreement.

"Patents" means all of Debtor's right, title and interest, present and future, in and to (a) all letters patent of the United States or any other country, all right, title and interest therein and thereto, and all registrations and recordings thereof, including without limitation applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by Debtor; and (b) all reissues, continuations, continuations-in-part or extensions thereof and all licenses thereof; and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

"Patent License" means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by Debtor or which Debtor otherwise has the right to license, is in existence, or granting to Debtor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of Debtor under any such agreement.

"Permitted Liens" shall mean and include the "Liens" (as such term is defined in the Loan Agreement) permitted by Paragraph 6(a) of the Loan Agreement.

"Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other entity of whatever nature, whether public or private.

"Premises" means the real property with buildings and improvements thereon located at 112 Bridge Street, Naugatuck, Connecticut 06770.

"Receivables" means (a) all of Debtor's now owned and hereafter acquired, present and future, accounts, contract rights, chattel paper, documents, and instruments, including without limitation all obligations to Debtor for the payment of money, whether arising out of Debtor's sale of goods or rendition of services or otherwise (all hereinafter called "Accounts") and all proceeds of the foregoing and all proceeds of any insurance on the foregoing; (b) all of Debtor's rights, remedies, security and liens, in, to and in respect of the Accounts, present and future, including without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any debtor or obligor in any way obligated on or in connection with any Accounts, and credit and other insurance, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing; and (c) all of Debtor's right, title and interest, present and future, in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts, including without limitation all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing any Accounts, and all returned, reclaimed or repossessed goods, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing

"Release" means any release, emission, disposal, leaching or migration into the environment (including, without limitation, the abandonment or disposal of any barrels, containers, or other closed receptacles containing any Hazardous Materials), or into or out of any property owned, occupied or used by Debtor.

"Trademarks" means all of Debtor's right, title and interest, present and future, in and to (a) all trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, and all registrations and recordings thereof, including without limitation applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by Debtor; (b) all reissues, extensions or renewals thereof and all licenses thereof; and (c) the goodwill of the business symbolized by each of the Trademarks, and all customer lists and other records of Debtor relating to the distribution of products bearing the Trademarks; and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

"Trademark License" means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by Debtor or which Debtor otherwise has the right to license, or granting to Debtor any right to use any Trademark now or hereafter owned by any third party, and all rights of Debtor under any such agreement.

2.

Grant by Debtor. To secure the prompt payment and performance of the Obligations, Debtor pledges, assigns, transfers and grants to the Bank a continuing first lien and security interest, subject only to Permitted Liens, in the following:

(a)	the Collateral;

(b)	all proceeds of any and all insurance on the Collateral; and

(c)	All other collateral in which Debtor may hereafter grant to the Bank a security interest; and

(d)	All renewals, substitutions, replacements, additions, accessions, proceeds, and products of any and all of the foregoing.

3.

Location of Collateral. All Collateral is and will be owned by Debtor, free of all other liens and encumbrances (except for Permitted Liens) and, except for Inventory delivered to contractors for finishing, Equipment such as laptop computers in the possession of employees of Debtor, and immaterial amounts of other Collateral, shall be kept by Debtor at the Premises and at Debtor's other business locations. Except for the sale of Inventory in the ordinary and regular course of Debtor's business, the disposal of Equipment no longer necessary to the operation of Debtor's business, or as otherwise permitted under this Security Agreement, Debtor will not remove the Collateral therefrom.

4.

Representations Regarding Certain Collateral. Without limiting the foregoing, to the extent requested by the Bank after the occurrence of and during the continuance of an Event of Default, (i) to the extent the Collateral includes investment property held by a financial intermediary or deposit accounts, "control agreements" have been executed and delivered to the Bank, (ii) to the extent the Collateral includes titled equipment which is Collateral, registration of the Bank as secured party on title certificates has been accomplished, (iii) to the extent the Collateral includes certificated investment property, such certificates have been delivered to the Bank, (iv) to the extent any Collateral exists which is not otherwise perfected hereunder, but is perfectible by possession, possession of such Collateral has been delivered to the Bank, (v) to the extent any Collateral consists of United States registered Copyrights, security agreements have been delivered to the Bank for recording by the United States Copyright Office, (vi) to the extent the Collateral includes insurance policies, assignments of such insurance policies, together with acknowledgments by the "home office" of the applicable insurance company, have been delivered to the Bank, and (vii) to the extent any Collateral is subject to perfection (or similar protection) under the laws of any other jurisdiction, perfection (or similar protection) has been achieved under the laws of such other jurisdiction, all of the foregoing in as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Bank in respect of all such Collateral. If any Collateral of the types specified in this subsection shall be acquired or shall arise after the date hereof, Debtor shall perform such acts as are necessary to make the foregoing statements true and correct as of the date of such acquisition or arising, as if they were made on the date hereof. If Debtor shall at any time acquire a commercial tort claim, as defined in the Uniform Commercial Code, Debtor shall promptly notify the Bank in a writing signed by such Debtor of the brief details thereof and grant to the Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to the Bank.

5.

Cooperation. Upon request by the Bank after the occurrence of and during the continuance of an Event of Default, fully executed security agreements in form and substance satisfactory to the Bank and containing a description of all Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) shall be delivered to the Bank for recording by the United States Patent and Trademark Office, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Bank in respect of all Collateral consisting of Patents and Trademarks in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary, to perfect the security interest with respect to any Collateral consisting of Patents, Trademarks (or registration or application for registration thereof) acquired or developed after the date hereof).

6.

Authorization to File. Without limiting any obligations of Debtor hereunder to ensure perfection of the Bank's security interests with the priority contemplated hereby, the Bank may at any time and from time to time, pursuant to the provisions of the Uniform Commercial Code, file financing statements, continuation statements and amendments thereto that describe the Collateral as "all assets of Debtor" or words of similar effect and which contain any other information required by Part 5 of Article 9 of the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether Debtor is an organization, the type of organization and any organization identification number issued to Debtor. Debtor shall furnish any such information to the Bank promptly upon request.

Any such financing statements, continuation statements or amendments may be signed by the Bank on behalf of Debtor, as provided in the Uniform Commercial Code.

7.	Covenants Regarding Patent, Trademark and Copyright Collateral

(a)

Debtor shall not (nor permit any of its licensees to) do any act, or omit to do any act, whereby any Patent which is material to the conduct of the business of Debtor may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

(b)

Debtor (either itself or through its licensees or its sublicensees) shall, for each Trademark material to the conduct of the business of Debtor, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

(c)

Debtor (either itself or through licensees) shall, for each work covered by a material copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary, and sufficient to establish and preserve its maximum rights under applicable copyright laws.

(d)

Debtor shall notify the Bank promptly if it knows or has reason to know that any Patent, Trademark or other Intellectual Property material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding Debtor's ownership of any such Patent, Trademark or other Intellectual Property, its right to register the same, or to keep and maintain the same.

(e)

In no event shall Debtor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or other Intellectual Property material to the conduct of its business (or for the registration of any such Trademark or other Intellectual Property) with the United States Patent and Trademark Office, United States Copyright Office or any other governmental authority unless, after the occurrence of and during the continuance of an Event of Default, it promptly informs the Bank, and, upon request of the Bank, executes and delivers any and all agreements, instruments, documents and papers as the Bank may reasonably request to evidence the Bank's security interest in such Patent, Trademark or other Intellectual Property, and Debtor hereby appoints the

Bank, after the occurrence of and during the continuance of an Event of Default, as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

(f)

Debtor shall take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or with any other governmental authority to maintain and pursue each material application relating to the Patents, Trademarks and/or other Intellectual Property (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and other Intellectual Property that is material to the conduct of Debtor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(g)

In the event that Debtor has reason to believe that any Collateral consisting of a Patent, Trademark or other Intellectual Property material to the conduct of Debtor's business has been or is about to be infringed, misappropriated or diluted by any Person, Debtor shall promptly notify the Bank and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

(h)

Upon and during the continuance of an Event of Default, Debtor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Patent License, Trademark License or of any other Intellectual Property to effect the assignment of all of Debtor's right, title and interest thereunder to the Bank or its designee.

8.

Bailees. To the extent requested by the Bank after the occurrence of and during the continuance of an Event of Default, Debtor shall at any time and from time to time, take such steps as the Bank may reasonably request for the Bank to obtain an acknowledgement, in form and substance satisfactory to the Bank, of any bailee having possession of any of the Collateral, that the bailee holds such Collateral for the Bank (provided this subsection shall not be deemed to be the Bank's consent to such bailment to the extent such actions are otherwise prohibited hereunder).

9.	Representations and Warranties.	Debtor represents and warrants to the Bank that:
(a)	Location of Debtor. The chief executive office and principal place of business of Debtor is listed in the preamble to this Security Agreement.

(b)

Collateral. Debtor has good and marketable title to all of the properties and assets used in its business (other than Equipment leased by Debtor in the ordinary course of business), and the Collateral, and is and shall continue to be the sole owner of the Collateral free and clear of all liens, encumbrances, security interests and claims except the liens granted to the Bank hereunder and Permitted Liens; Debtor is fully authorized to sell, transfer, pledge and/or grant a security interest in each and every item of the Collateral to the Bank; none of the transactions underlying or giving rise to the Collateral shall violate any applicable state or federal laws or regulations; all documents relating to the Collateral shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms; and Debtor agrees to defend the Collateral against the claims of all persons other than the Bank and holders of Permitted Liens.

10.

Affirmative Covenants. Debtor covenants and agrees that from the date hereof until payment and performance in full of all Obligations, and until the termination of this Security Agreement, Debtor shall:

(a)

Insurance and Endorsements. Keep Debtor's properties insured against fire and other hazards (so-called "All Risk" coverage) in amounts and with companies satisfactory to the Bank to the same extent and covering such risks as is customary in the same or a similar business; maintain public liability coverage, including without limitation, products liability coverage, against claims for personal injuries or death; and maintain all worker's compensation, employment or similar insurance as may be required by applicable law. All insurance shall contain such terms, be in such form, and be for such periods reasonably satisfactory to Bank, and be written by such carriers duly licensed by the appropriate states where any Collateral is located and reasonably satisfactory to the Bank. Without limiting the generality of the foregoing, such insurance must provide that it may not be canceled without thirty (30) days prior written notice to the Bank. Debtor shall cause the Bank to be endorsed as a loss payee with respect to the Collateral on all such insurance. In the event of failure to provide and maintain insurance as herein provided, the Bank may, at its option, provide such insurance such amount shall be payable by Debtor to the Bank upon demand. Debtor shall furnish to the Bank certificates or other satisfactory evidence of compliance with the foregoing insurance provisions. In the event of a proof of loss and claim for insurance by Debtor and upon receipt of proceeds, Debtor must either, at its option, (a) pay the proceeds to the Bank, (b) use the proceeds to purchase new machinery or equipment, upon which the Bank will have a lien, which has an appraised value, as determined by the Bank, in an amount equal to or greater than the value of the machinery and equipment which is being replaced. Debtor hereby irrevocably appoints the Bank as its attorney-in-fact, coupled with an interest, to make, after the occurrence of and during the continuance of an Event of Default, proofs of loss and claims for insurance, and to receive payments of the insurance and execute and endorse all documents, checks and drafts in connection with payment of the insurance. Any proceeds received by the Bank shall be applied to the Obligations in such order and manner as the Bank shall determine in its sole discretion.

(b)

Tax and Other Liens. Comply, in all material respects, with all statutes and government regulations and pay all taxes, assessments, governmental charges or levies, or claims for labor, supplies, rent and other obligations made against it or its property which, if unpaid, might become a lien or charge against Debtor or its properties, except liabilities being contested in good faith and against which, if requested by the Bank, Debtor shall each set up reserves in amounts and in form satisfactory to the Bank.

(c)

Inspections. Allow the Bank by or through any of its officers, attorneys, and/or accountants designated by it, for the purpose of ascertaining whether or not each and every provision hereof and of any related agreement, instrument and document is being performed, to enter the offices and plants of Debtor to examine or inspect any of the properties, books and records or extracts therefrom, and to discuss the affairs, finances and accounts thereof with Debtor all at such reasonable times, upon reasonable notice and as often as the Bank or any representative of the Bank may reasonably request.

(d)

Litigation. Within five (5) Business Days after learning thereof, advise the Bank of the commencement of litigation, including arbitration proceedings and any proceedings before any governmental agency which is instituted against Debtor which could have a materially adverse effect upon the condition, financial, operating or otherwise, of Debtor.

(e)

Maintenance of Existence. Maintain Debtor's legal existence as corporation and comply, in all material respects, with all valid and applicable statutes, rules and regulations, and maintain its properties in good repair, working order and operating condition. Debtor shall promptly notify the Bank of any event causing material loss in the value of its assets.

(f)

Inventory. Allow the Bank to examine and inspect the Inventory at reasonable times and intervals and with reasonable notice. Debtor shall promptly notify the Bank of any event causing material loss or depreciation in value of Inventory and the amount of such loss or depreciation.

(g)

Defaults. Upon the occurrence of any Default or Event of Default, give prompt written notice of such occurrence to the Bank signed by the chief executive officer, chief operating officer, or chief financial officer of Debtor describing such occurrence and the steps, if any, being taken to cure the Event of Default.

(h)

Collateral Duties. Do whatever the Bank reasonably may request from time to time after the occurrence of and during the continuance of an Event of Default by way of obtaining, executing, delivering and filing additional financing statements, assignments, landlord's or mortgagee's waivers, warehouse agreements and other notices and amendments and renewals thereof, and Debtor will take any and all steps and observe such formalities as the Bank may request, in order to create and maintain a valid and enforceable first lien upon, pledge of, and first priority security interest in, any and all of the Collateral; provided however, that prior to the occurrence of an Event of Default, Debtor shall not be required to take any additional actions to perfect the Bank's security interest in the Collateral beyond authorizing the Bank to file a financing statement under the Uniform Commercial Code covering "all assets of Debtor". All reasonable charges, expenses and fees the Bank may incur in filing any of the foregoing, together with reasonable costs and expenses of any lien search required by the Bank, and any taxes relating thereto, shall be charged to the Revolving Credit Loan (as defined in the Loan Agreement) and added to the Obligations.

(i)

Audit and Appraisals of the Collateral by the Bank. Permit the Bank to audit the books and records of Debtor in accordance with the terms of Paragraph 5(f) of the Loan Agreement, and to conduct or cause to be conducted appraisals and/or field examinations of the Collateral, upon reasonable notice, and in such manner and detail as the Bank deems reasonable.

(j)

Notice to the Bank Promptly upon receipt, copies of any notices or reports from any governmental agency, department or other authority having jurisdiction over Debtor or which has issued any permit, license or authorization which is required in order for Debtor to conduct any of its business in any jurisdiction (collectively, a "Licensing Authority"), copies of any audit, compliance or similar reports issued by any Licensing Authority, copies of any notices or other correspondences from any Licensing Authority with respect to existing or proposed audit, inspection, or investigation involving Debtor or any of its Consolidated Subsidiaries (as such term is defined in the Loan Agreement), or its business or any action taken or proposed to be taken which might result in a revocation or modification of any such permit, license or authorization, other than correspondence or transmittals in the ordinary course of business or which could not reasonably be expected to result in a material adverse change to Debtor.

11.

Negative Covenants. Debtor covenants and agrees that from the date hereof until payment and performance in full of all Obligations, and until the termination of this Security Agreement, Debtor shall not, without the prior written consent of the Bank:

(a)

Encumbrances. Create, incur or permit to exist any lien, mortgage, charge, pledge, or other encumbrance against any of its properties or assets, including but not limited to the Collateral whether now owned or hereafter acquired, without the prior written consent of the Bank, which consent may be withheld, conditioned or delayed in the Bank's sole discretion, except: (a) liens in favor of the Bank and (b) Permitted Liens.

(b)

Merger, Sale or Lease of Assets. Merge with any other entity or sell or lease (except for sales of inventory in the ordinary course of business consistent with past practices and on an arms-length basis) or otherwise dispose of any of its assets, other than the disposal of Equipment no longer necessary to the operation of Debtor's business.

12.	Events of Default. Any one or more of the following events (whether voluntary or involuntary or effected by operation of law or otherwise) shall be an Event of Default:

(a)	The occurrence of any "Event of Default" under the Loan Agreement;

(b)

Any representation or warranty made or deemed made by Debtor in this Security Agreement, or in any other Financing Agreement, or which is contained in any certificate, document, opinion, report, or financial or other statement furnished at any time under or in connection with any of the foregoing, shall have been incorrect in any material respect on or as of the date made or deemed made.

(c)	Debtor shall fail to comply with any of the covenants contained in Sections 11 or 12 hereof.

(d)	Debtor shall fail to perform or observe any other term, covenant or agreement contained herein or in any other Financing Agreement within ten (10) days of written notice from the Bank.

(e)

If this Security Agreement or any other Financing Agreement shall at any time after its execution and delivery and for any reason other than an act or omission by the Bank cease to create a valid and perfected first priority security interest in and to the property purported to be subject thereto or otherwise to be in full force and effect, or any of such agreements shall be declared null and void, or the validity or enforceability thereof shall be contested by Debtor, or Debtor shall deny it has any further liability or Obligations thereunder, or Debtor shall fail to perform any of its respective Obligations thereunder subject to any notice and cure provisions contained therein.

13.	Remedies.

(a)

Upon and after the occurrence of an Event of Default, the Bank may require that all Obligations, to be forthwith due and payable, whereupon all such Obligations shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Debtor.

(b)

Debtor expressly waives any presentment, demand, protest, notice of protest or other notice of any kind except as specified herein. The Bank may proceed to enforce the rights of the Bank whether by suit in equity or by action at law, whether for specific performance of any covenant or agreement contained in this Security Agreement or the Loan Agreement or any other Financing Agreement, or in aid of the exercise of any power granted in either this Security Agreement, the Loan Agreement or the other Financing Agreements, or it may proceed to obtain judgment or any other relief whatsoever appropriate to the enforcement of such rights, or proceed to enforce any legal or equitable right which the Bank may have by reason of the occurrence of any Event of Default hereunder.

(c)

After the occurrence of and during the continuance of an Event of Default, the Bank shall have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies which the Bank may have under law and equity, the following rights and remedies, all of which may be exercised with or without further notice to Debtor and without a prior judicial or administrative hearing or notice, which notice and hearing are expressly waived: (1) to enforce or foreclose the security liens and security interests created under the Financing Agreements, this Security Agreement or under any other agreement relating to the Collateral by any available judicial procedure or without judicial process; (2) to enter any premises where any Collateral may be located for the purpose of taking possession or removing the same; (3) to sell, assign, lease, or otherwise dispose of Collateral, or any part thereof, either at public or private sale, in lots or in bulk, for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to the Bank, all at the Bank's sole option and as the Bank in its sole discretion may deem advisable; (4) to bid or become purchaser at any such sale if public, free from any right of Debtor of redemption, after sale, which is hereby expressly waived by Debtor; (5) and, at the option of the Bank, to apply or be credited with the amount of all or any part of the Obligations owing to the Bank against the purchase price bid by the Bank at any such sale.

(d)

The Bank may, at any time after the occurrence of and during the continuance of an Event of Default, at the Bank's sole discretion (i) give notice of assignment to any Account Debtor, (ii) collect accounts directly and charge the collection costs and expenses to the Revolving Credit Loan, (iii) settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Bank considers advisable, and credit the Obligations with the net amounts received in payment of Receivables, (iv) exercise all other rights granted in this Security Agreement and the other Financing Agreements, (v) receive, open and dispose of all mail addressed to Debtor and notify the post office authorities to change the address for delivery of Debtor's mail to an address designated by the Bank, (vi) endorse the name of Debtor on any checks or other evidence of payment that may come into possession of the Bank and on any invoice, freight or express bill, bill of lading or other document, (vii) in the name of Debtor or otherwise, demand, sue for, collect and give acquittance for any and all monies due or to become due on accounts, (viii) compromise, prosecute or defend any action, claim or proceeding concerning accounts, and (ix) do any and all things necessary and proper to carry out the purposes contemplated in this Security Agreement, the other Financing Agreements and any other agreement between the parties.

(e)	After the occurrence of and during the continuance of any Event of Default, the Bank shall also have the exclusive right to enforce any and all rights and remedies that are available or provided to Debtor at common law or pursuant to Connecticut General Statutes §§ 42a-7-201 through 42a-7-210 (any comparable provision of applicable law in any other jurisdiction where the Collateral is located) with respect to any Warehouse Liens. When used herein, the phrase "Warehouse Liens" shall mean any of the following liens which Debtor may now have or which Debtor may hereafter acquire: (i) any specific warehouse lien; (ii) any general warehouse lien; (iii) any common-law lien; (iv) any liens against the bailor of the goods covered by a warehouse receipt or on the proceeds thereof in possession of the Borrower for charges for storage or transportation (including demurrage and terminal charges), insurance, labor, or charges present or future in relation to the goods, and for expenses necessary for preservation of the goods or reasonably incurred in their sale pursuant to law; and (iv) if the person on whose account the goods are held is liable for like charges or expenses in relation to other goods whenever deposited and it is stated in the warehouse receipt that a lien is claimed for charges and expenses in relation to other goods, any lien against such person for charges and expenses whether or not the other goods have been delivered by Debtor.

(f)

The Bank and any person acting as its attorney hereunder shall not be liable for any acts or omissions or for any error of judgment or mistake of fact or law, except for gross negligence, bad faith and willful misconduct. Debtor agrees that the powers granted hereunder, being coupled with an interest, shall be irrevocable so long as an Obligation remains unsatisfied. Notwithstanding the foregoing, it is understood that the Bank is under no duty to take any of the foregoing actions and that after having made demand upon the Account Debtors for payment, the Bank shall have no further duty as to the collection or protection of accounts or any income therefrom and no further duty to preserve any rights pertaining thereto, other than the safe custody thereof.

(g)

The Bank shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the liquidation of any of the Collateral, including the settlement, collection or payment of any of the accounts constituting the Collateral or any instrument received in payment thereof, or any damage resulting therefrom. Debtor shall indemnify and hold harmless the Bank against any claim, loss or damage arising out of the liquidation of any of the Collateral, including the settlement, collection or payment of any of the Collateral accounts or any instrument received in payment thereof.

14.

Specific Powers. The Bank may at any time after the occurrence of and during the continuance of an Event of Default, at the Bank's sole discretion: (i) exercise all rights granted in this Security Agreement and the other Financing Agreements; and (ii) do any and all things necessary and proper to carry out the purposes contemplated in this Security Agreement, the other Financing Agreements and any other agreement between the parties. Neither the Bank nor any person acting as its attorney hereunder shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law, except for gross negligence, bad faith or willful misconduct and the Bank or any person acting as its attorney shall have the opportunity to correct any such acts or omissions within a reasonable period of time. Debtor agrees that the powers granted hereunder, being coupled with an interest, shall be irrevocable so long as any Obligation remains unsatisfied.

15.

Duties After Default. Debtor will, at the Bank's request, after the occurrence of and during the continuance of an Event of Default, assemble all Collateral and make it available to the Bank at the premises of Debtor and will make available to the Bank all premises and facilities of Debtor for the purpose of the Bank taking possession of Collateral or of removing or putting the Collateral in salable form. If any Collateral shall require repairing, maintenance, preparation, or the like, or is in process or other unfinished state, after the occurrence of and during the continuance of an Event of Default, the Bank shall have the right, but shall not be obligated, to do such repairing, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such salable form as the Bank shall deem appropriate, but the Bank shall have the right to sell or dispose of such Collateral without such processing. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of Collateral shall be applied first to the expenses (including all reasonable attorney's and professional fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like and then to the satisfaction of all Obligations (application as to principal or interest to be at the Bank's sole discretion). Debtor shall be liable to the Bank and shall pay to the Bank on demand any deficiency which may remain after such sale, disposition, collection or liquidation of Collateral.

16.

Cumulative Remedies. The enumeration of the Bank's rights and remedies set forth in this Article is not intended to be exhaustive and the exercise by the Bank of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement between the parties or which may now or hereafter exist in law or at equity or by suit or otherwise. No delay or failure to take action on the part of the Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any event of default. No course of dealing between Debtor and the Bank or its employees shall be effective to change, modify or discharge any provision of this Agreement or to constitute a waiver of any default.

17.

Grant of License to Use Intellectual Property. For the purpose of enabling the Bank to exercise rights and remedies under this Article at such time as the Bank shall be lawfully entitled to exercise such rights and remedies, Debtor hereby grants to the Bank an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Debtor) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by Debtor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the

Bank may be exercised, at the option of the Bank, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Bank in accordance herewith shall be binding upon Debtor notwithstanding any subsequent cure of an Event of Default.

18.

Expenses. Debtor agrees to pay on demand the Bank's reasonable costs and expenses associated with field examinations of the Collateral and machinery and equipment appraisals, as well as recording fees, filing fees, UCC search fees, and out-of-pocket expenses reasonably incurred by the Bank and its legal counsel. Debtor also agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, filing, recording, and administration of any of the Financing Agreements, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel for the Bank with respect thereto and with respect to advising the Bank as to its rights and responsibilities under any of the Financing Agreements, and all costs and expenses, if any, in connection with the protection, collection and/or other enforcement of this Security Agreement or any of the Financing Agreements. Debtor agrees to reimburse the Bank upon demand for auditing expenses associated with the Bank's periodic field examinations of the Collateral, including a per diem reimbursement plus out-of-pocket expenses. Prior to the occurrence of an Event of Default, the amount of Debtor's audit, field examination and equipment appraisal expense reimbursement obligations to the Bank hereunder shall not exceed, on an annual basis, the aggregate sum of $25,000.00 (which annual cap amount shall be aggregated with Energy Harvesting Company's similar audit, field examination and equipment appraisal expense reimbursement obligations to the Bank under that certain Security Agreement of even date herewith between Energy Harvesting Company and the Bank). After the occurrence of and during the continuance of an Event of Default, there shall be no cap on the amount of Debtor's audit, field examination and equipment appraisal expense reimbursement obligations to the Bank hereunder. In addition, Debtor agrees to pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, and recording of any of the Financing Agreements and the other documents to be delivered under any Financing Agreement, and to hold and save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or failure to pay such taxes and fees.

19.	Indemnification.

(a)

To the fullest extent permitted by applicable law, Debtor hereby agrees to defend, indemnify and hold harmless the Bank, and each of the present and future shareholders, partners, directors, officers, employees, agents, counsel and successors and assigns of the Bank (collectively with Bank the "Bank Parties") from and against any and all loss, cost, expense, claim, liability (including strict liability) or asserted liability ("Indemnified Matter") incurred from or out of the Loans, the execution, delivery or performance of this Agreement, or any of the documents or instruments to be executed and delivered hereunder, or otherwise arising out of the debtor/creditor relationship between them, Bank or the Bank Parties relating to this Security Agreement, the exercise of any of Bank's rights under this Security Agreement, the Loan Agreement and the Financing Agreements, any litigation or proceeding instituted or conducted by any Governmental Authority, any claim for any brokerage commissions, finder's fees, or investment banking fees in connection with any transactions contemplated by this Security Agreement, any act or omission of Debtor or otherwise, except to the extent (and only to the extent) that the same arises from the gross negligence, bad faith or willful misconduct of the Bank.

(b)

Without limiting the generality of the preceding clause (a), Debtor agrees to defend, protect, indemnify and hold harmless each of the Bank Parties from and against, and to reimburse each of the Bank Parties on demand with respect to, any and all Indemnified Matters of any and every kind or character, known or unknown, fixed or contingent, asserted against or incurred by such Bank Parties at any time and from time to time by reason of or arising out of any violation of any Environmental Laws, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Materials or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Materials (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case, including, without limitation, the reasonable fees and disbursements of legal counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding.

(c)

Debtor's obligations described in this Article 19 shall survive the closing of the transactions described in this Security Agreement, including the restructure of the Loans and other financial accommodations described in the Loan Agreement, and the payment and satisfaction of the Obligations and shall survive any termination of this Security Agreement or any of the other Financing Agreements.

20.	[Intentionally Omitted.]

21.

Amendments and Waivers. No amendment, modification, termination, or waiver of any term, covenant, condition or provision hereof or of any other Financing Agreement to which Debtor is a party, or consent to any departure by Debtor from any term, covenant, condition or provision hereof or of any other Financing Agreement to which it is a party, shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Bank to exercise, and no delay in exercising, any right, remedy or power hereunder or under the other Financing Agreements shall preclude any other or future exercise thereof, or the exercise of any other right, remedy or power.

22.

Notices. All notices, requests, consents, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given, made and received only when either hand delivered, sent by facsimile, delivered by next day express delivery service or mailed by first-class mail to the respective parties to this Security Agreement as follows:

(a)      if to Debtor:

The Eastern Company
112 Bridge Street
P.O. Box 460
Naugatuck, Connecticut 06770-0460
Attention: Mr. Leonard F. Leganza

(b)	if to the Bank:

Bank of America, N.A.

One Landmark Square

Stamford, Connecticut 06901

Attention: Mr. Lincoln Schoff

23.

Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of Debtor, and the Bank and their respective successors and assigns; provided, however, that Debtor shall not (by agreement, operation of law, or otherwise) assign any of its respective rights, or delegate any of its obligations, hereunder or under any other Financing Agreement to which it is a party without the prior written consent of the Bank, and any such assignment or delegation made without such consent shall be null and void.

24.

Further Assurances. Debtor from time to time shall execute and deliver to the Bank such additional documents and will provide such additional information as the Bank may reasonably require to carry out the terms of this Security Agreement and to keep the Bank informed of the status and affairs of Debtor.

25.

Construction. Each covenant contained in this Security Agreement shall be construed (absent an express contrary provision therein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.

26.

Verification of Receivables. After the occurrence of and during the continuance of an Event of Default, the Bank will have the right to review and verify the Receivables of Debtor at any time. The cost of such review and verification shall be for the account of Debtor.

27.

Counterparts. This Security Agreement may be executed and delivered in any number of counterparts. Each counterpart shall constitute an original, but all counterparts together shall constitute but one and the same agreement.

28.

Severability, Entire Agreement. Every provision of this Security Agreement and the other Financing Agreements is intended to be severable; if any term or provision of this Security Agreement, the other Financing Agreements, or any other document delivered in connection herewith shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not in any way be affected or impaired thereby. This Security Agreement, the other Financing Agreements, and any exhibits or schedules attached hereto and thereto embody the entire agreement and understanding between Debtor and the Bank and supersede all prior agreements and understandings relating to the subject matter hereof unless otherwise specifically reaffirmed or restated herein.

29.

Governing Law. This Security Agreement and the other Financing Agreements, and all transactions, assignments and transfers hereunder and thereunder, and all the rights of the parties, shall be governed as to validity, construction, enforcement and in all other respects by the laws of the State of Connecticut.

[The balance of this page is blank. Signatures on next page.]

IN WITNESS WHEREOF, the parties have caused this Security Agreement to be executed by their duly authorized officers as of the date first written above.

THE EASTERN COMPANY

By:/s/Leonard F. Leganza

Leonard F. Leganza
Its President
Duly Authorized

BANK OF AMERICA, N.A.

By:/s/Lincoln Schoff

Lincoln Schoff
Its Senior Vice President

SCHEDULE 2

Copy of Unconditional, Unlimited Continuing Guaranty of Payment and Performance executed by Energy Harvesting Company in favor of Lender.

[See Attached]

UNCONDITIONAL, UNLIMITED CONTINUING GUARANTY

OF PAYMENT AND PERFORMANCE

GUARANTY, dated as of November 13, 2009, by ENERGY HARVESTING COMPANY, a corporation organized under the laws of the State of Connecticut (the "Guarantor"), in favor of BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank), a national banking association organized and existing under the laws of the United States of America (the "Bank"), pursuant to that certain Loan Agreement dated as June 28, 2000, as amended, by and between the Bank and The Eastern Company, a Connecticut corporation (the "Borrower") (the "Loan Agreement"). In consideration of the Bank making available time, credit or banking facilities or other financial accommodations to the Borrower pursuant to the Loan Agreement, the Guarantor agrees as follows:

1.          GUARANTY OF PAYMENT AND PERFORMANCE. The Guarantor hereby guarantees to the Bank the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of the Borrower to the Bank whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired (whether by way of discount, letter of credit, lease, loan, overdraft or otherwise), including, without limitation, the "Obligations" described in the Loan Agreement (collectively, the "Obligations"). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectability only and is in no way conditioned upon any requirement that the Bank first attempt to collect any of the Obligations from the Borrower or resort to any security or other means of obtaining their payment. Should the Borrower default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder shall become immediately due and payable to the Bank without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions.

2.          GUARANTOR'S AGREEMENT TO PAY. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Bank, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Bank in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on the amounts recoverable under this Guaranty from the time such amounts become due until payment, at the rate per annum equal to the default rate of interest set forth in the Loan Agreement; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

3.          UNLIMITED GUARANTY. The liability of the Guarantor hereunder shall be unlimited.

4.          WAIVERS BY GUARANTOR; BANK'S FREEDOM TO ACT. The Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Bank with respect thereto. The Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any of the Obligations and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Bank to assert any claim or demand or to enforce any right or remedy against the Borrower; (ii) any extensions or renewals of any of the Obligations; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of the Loan Agreement or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations; (iv) the substitution or release of any entity primarily or secondarily liable for any of the Obligations; (v) the adequacy of any rights the Bank may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing any of the Obligations, including, without limitation, the failure to perfect or preserve any rights the Bank might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.

5.          UNENFORCEABILITY OF OBLIGATIONS AGAINST BORROWER. If for any reason the Borrower has no legal existence or is under no legal obligations to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any of the Obligations shall be immediately due and payable by the Guarantor.

6.          SUBROGATION; SUBORDINATION. The Guarantor shall not exercise any rights against the Borrower arising as a result of payment by the Guarantor hereunder, by way of subrogation or otherwise, and will not prove any claim in Bank or its affiliates in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantor will not claim any set-off or counterclaim against the Borrower in respect of any liability of the Guarantor to the Borrower; and the Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Bank or any such affiliate. The payment of any amounts due with respect to any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Obligations. The Guarantor agrees that after the occurrence of any default in the payment or performance of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to the Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Bank and be paid over to the Bank on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

7.          SECURITY; SET-OFF. The Guarantor grants to the Bank, as security for the full and punctual payment and performance of the Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to the Guarantor now or hereafter held by the Bank or any affiliate of the Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the Guarantor or subject to withdrawal by the Guarantor except for any payroll account, pension or profit sharing balances or similar trust fund accounts or balances of Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantor until this Guaranty, whether or not the Bank shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH SECURITIES, DEPOSITS OR OTHER PROPERTY OF THE GUARANTOR ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

8.          FURTHER ASSURANCES. The Guarantor agrees, upon demand after any change in the condition or affairs (financial or otherwise) of the Guarantor deemed by the Bank to be adverse and material, to secure the payment and performance of its obligations hereunder by delivering, assigning or transferring to the Bank or granting the Bank a security interest in additional collateral of a value and character satisfactory to the Bank, and authorize the Bank to file any financing statement deemed by the Bank to be necessary or desirable to perfect any security interest granted by the Guarantor to the Bank and as agent for the Guarantor, to sign the name of the Guarantor thereto. The Guarantor also agrees to do all such things and execute all such documents, including financing statements, as the Bank may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Bank hereunder.

9.          TERMINATION; REINSTATEMENT. This Guaranty shall remain in full force and effect until the Bank is given written notice of the Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received and acknowledged by an officer of the Bank at its main banking office. No such notice shall affect any rights of the Bank or any affiliate hereunder including, without limitation, the rights set forth in Sections 4 and 6 hereof, with respect to Obligations incurred prior to the receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to such receipt, and all checks, drafts, notes, instruments (negotiable or otherwise) and writings made by or for the account of the Borrower and drawn on the Bank or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Bank after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to any of the Obligations is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

10.        SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Bank may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participation in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Bank herein.

11.        AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Bank. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

12.        USURY. All agreements between the Guarantor and the Bank are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity of the Obligations or otherwise, shall the amount paid or agreed to be paid to the Bank for the use or the forbearance of the Obligations exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however, that in the event there is a change in the law that results in a higher permissible rate of interest, then this Guaranty shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Guarantor and the Bank in the execution, delivery and acceptance of this Guaranty to contract in strict compliance with the laws of the State of Connecticut from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the other Loan Documents (as such term is defined in the Loan Agreement) at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if, under or from circumstances whatsoever, the Bank shall have received as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance of the Obligations and not to the payment of interest. This provision shall control every other provision of all agreements between the Guarantor and the Bank.

13.        NOTICES. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of a telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to the Guarantor, at the address set forth beneath its signature hereto, and if to the

Bank, One Landmark Square, Stamford, Connecticut 06901 or at such address as either party may designate in writing.

14.        GOVERNING LAW; CONSENT TO JURISDICTION. THIS GUARANTY IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT. THE GUARANTOR AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF CONNECTICUT OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURT AND TO SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE GUARANTOR BY MAIL AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF. THE GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT WAS BROUGHT IN AN INCONVENIENT COURT.

15.        MISCELLANEOUS. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

16.        COMMERCIAL TRANSACTION. THE GUARANTOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS GUARANTY IS A PART IS A COMMERCIAL TRANSACTION, AND HEREBY WAIVES ITS RIGHTS TO: (1) NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE BANK MAY DESIRE TO USE, AND (2) REQUEST THAT THE BANK POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT THE GUARANTOR AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY THE BANK BY VIRTUE OF ANY DEFAULT OR PROVISION OF THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED IN CONNECTION HEREWITH, THE GUARANTOR FURTHER EXPRESSLY WAIVES DILIGENCE, DEMAND, PRESENTMENT, PROTEST, NOTICE OR NON-PAYMENT OR PROTEST, NOTICE OF THE ACCEPTANCE OF THIS GUARANTY AND THE OTHER INSTRUMENTS, DOCUMENTS OR AGREEMENTS EXECUTED IN CONNECTION HEREWITH, NOTICE OF ANY OTHER ACTION TAKEN IN RELIANCE HEREON AND ALL OTHER DEMANDS AND NOTICES OF ANY DESCRIPTION IN CONNECTION WITH THIS GUARANTY OR ANY OTHER INSTRUMENTS, DOCUMENTS OR AGREEMENTS EXECUTED IN CONNECTION HEREWITH, ANY OF THE OBLIGATIONS OR OTHERWISE.

17.	WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY

APPLICABLE LAW, GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF THIS GUARANTY OR THE OTHER INSTRUMENTS, DOCUMENTS OR AGREEMENTS EXECUTED IN CONNECTION HEREWITH. GUARANTOR ACKNOWLEDGES THAT THE BANK IS RELYING ON THE FOREGOING WAIVER IN ENTERING INTO THE TRANSACTION RELATING TO THIS GUARANTY.

18.        ACKNOWLEDGMENT OF WAIVERS. GUARANTOR ACKNOWLEDGES THAT IT MAKES THE WAIVERS SET FORTH IN PARAGRAPHS 16 AND 17 ABOVE KNOWINGLY AND VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THOSE WAIVERS WITH ITS ATTORNEYS. GUARANTOR FURTHER ACKNOWLEDGES THAT THE BANK HAS NOT AGREED OR REPRESENTED TO GUARANTOR THAT THE PROVISIONS OF PARAGRAPHS 16 AND 17 ABOVE WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered by its duly authorized officer as of the date first above written.

ENERGY HARVESTING COMPANY

By:/s/Leonard F. Leganza
Leonard F. Leganza
Its Chairman
Duly Authorized

Address:

112 Bridge Street
P.O. Box 460
Naugatuck, Connecticut 06770-0460

SCHEDULE 3

Copy of Security Agreement executed by Energy Harvesting Company in favor of Lender.

[See Attached]

SECURITY AGREEMENT

This Security Agreement is dated as of November 13, 2009, by and between ENERGY HARVESTING COMPANY, a Connecticut corporation, having its principal place of business at 212 Middlesex Avenue, Chester, Connecticut 06412 (the "Debtor"), and BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States of America, with a banking office at One Landmark Square, Stamford, Connecticut 06901 (the "Bank").

Recitals:

A.

The Bank is proposing to renew and restructure certain loans and other financial accommodations to Debtor's parent company, The Eastern Company, a Connecticut corporation (the "Borrower"), under the terms of that certain Loan Agreement dated as of June 28, 2000, between Borrower and the Bank (in its capacity as successor by merger to Fleet National Bank), as same has heretofore been amended from time to time (the "Loan Agreement").

B.

Debtor unconditionally guaranteed Borrower's obligations and indebtedness to the Bank under the Loan Agreement pursuant to a certain Unconditional, Unlimited Continuing Guaranty of Payment and Performance dated as of the date hereof, executed by Debtor in favor of the Bank (the "Guaranty").

C.

As a condition of the Bank's agreement to restructure its existing loans and other financial accommodations to Borrower under the Loan Agreement, the Bank is requiring that Debtor enter into this Security Agreement as security for Debtor's obligations to the Bank under the Guaranty.

Agreements:

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties, the parties hereby agree as follows:

1.

Defined Terms. As used herein, or in any certificate, document or report delivered pursuant to this Security Agreement or any other Financing Agreement (as herein defined), the following terms shall have the meanings set forth below, unless the context otherwise requires:

"Account Debtor" means any Person who is or may become obligated to Debtor.

"Additional Collateral" means (i) all general intangibles of every kind and description of Debtor, including without limitation Federal, State and local tax refund claims of all kinds, whether now existing or hereafter arising, license fees, payment intangibles, Patents, Patent Licenses, Patent applications, Trademarks, Trademark Licenses, Trademark applications, trade names, other Intellectual Property, rights to sue and recover for past infringement of Patents, Trademarks, and other Intellectual Property, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which Debtor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of Debtor, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all books and records, software, writings, plans, specifications and schematics; (ii) all of Debtor's deposit accounts, whether now owned or hereafter created, wherever located; (iii) all monies, securities, instruments, cash and other property of Debtor and the proceeds thereof, now or hereafter held or received by, or in transit to, the Bank from or for Debtor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of Debtor's deposits (general or special, balances, sums, proceeds and credits of Debtor with Bank at any time existing); (iv) all commercial tort claims; (v) insurance receivables, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds; (vi) rights to proceeds of letters of credit, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing); (vii) supporting obligations; and (viii) all books, records, customer lists, ledger cards, computer programs, computer tapes, disks, printouts and records, including but not limited to, embedded software, and other property and general intangibles at any time evidencing or relating to any of the foregoing, whether now in existence or hereafter created; and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

"Affiliate" means any Person (1) that, directly or indirectly, controls, is controlled by, or is under common control with, Debtor; (2) that is a member, director, manager, or officer of Debtor or of any Person that, directly or indirectly, controls, is controlled by, or is under common control with, Debtor, together with, in each case, their respective relatives (whether by blood or marriage), heirs, executors, administrators, personal representatives, successors, and assigns; and (3) any trust of which any of the foregoing Persons is a settlor, trustee, or beneficiary. For the purposes of this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

"Bank" means Bank of America, N.A., a national banking association organized and existing under the laws of the United States of America.

"Business Day" means any day other than a Saturday or Sunday on which banking institutions in Hartford, Connecticut, are open for the transaction of banking business.

"Collateral" means all Debtor's personal property of every kind and nature whether now existing or hereinafter acquired or arising, and wherever located, including without limitation, Receivables, Inventory, Equipment, Patents, Trademarks and Additional Collateral, and renewals, substitutions, replacements, additions, accessions, proceeds, and products of any and all of the foregoing.

"Default" means an event or condition the occurrence or existence of which, with the lapse of time or the giving of a required notice, or both, would become an Event of Default.

"Dollar" and the sign "$" means lawful money of the United States of America.

"Environmental Laws" means any and all applicable foreign, federal, state and local environmental, health or safety statutes, laws, regulations, rules, ordinances, guidances, policies and rules or common law (whether now existing or hereafter enacted or promulgated), of all governmental agencies, bureaus or departments which may now or hereafter have jurisdiction over Debtor or the Debtor's property and all applicable judicial and administrative and regulatory decrees, judgments and orders, including common law rulings and determinations, relating to injury to, or the protection of, real or personal property or human health or the environment, including, without limitation, all requirements pertaining to reporting, licensing, permitting, investigation, remediation and removal of emissions, discharges, releases of threatened releases of Hazardous Materials, chemical substances, pollutants or contaminants whether solid, liquid or gaseous in nature, into the environment or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of such Hazardous Materials, chemical substances, pollutants or contaminants including without limitation, the Clean Water Act, the Clean Air Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), and as may be further amended (all together herein called "CERCLA"), the Federal Water Pollution Control Amendments, the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), the Hazardous Materials Transportation Act of 1975, as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, and any comparable or similar environmental laws of the State of Connecticut and any other state applicable to Debtor. Likewise, the terms "hazardous substance," "release," and "threatened release" herein referenced in connection with Environmental Laws shall have the meanings specified in CERCLA and the terms "solid waste" and "dispose" (or "disposed") shall have the meanings specified in RCRA; provided, however, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined therein, such broader meaning shall apply subsequent to the effective date of such amendment, and provided further that, to the extent the laws of any state applicable to Debtor's business establish a meaning for "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

"Equipment" means all machinery, equipment, furniture, fixtures, tools, parts, supplies and motor vehicles, now owned and hereafter acquired, by Debtor of whatsoever name, nature, kind or description, wherever located, and all additions and accessions thereto and replacements or substitutions therefor, and all proceeds thereof and all proceeds of any insurance thereon.

"Event of Default" and "Events of Default" shall have the meanings assigned in Article 13 hereof.

"Financing Agreement" or "Financing Agreements" means this Security Agreement, the Guaranty, the Loan Agreement, and any and all other instruments, agreements and documents executed by Debtor in connection herewith or therewith or related hereto or thereto, together with any amendments, supplements or modifications hereto or thereto.

"Financial Statement" or "Financial Statements" means, as of any date, or with respect to any period, as applicable, a financial report or reports consisting of (i) a balance sheet; (ii) an income statement; (iii) a statement of cashflow; and (iv) a statement of changes in shareholders or member's equity, together with all applicable schedules, notes and other information to be customarily included.

"GAAP" means generally accepted accounting principles as set forth in Statement or Auditing Standards No. 69 entitled "The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles in the Independent Auditor's Report" issued by the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable to the circumstances as of the date of determination.

"Governmental Authority" means any federal, state, local or foreign court, commission or tribunal, or governmental, administrative or regulatory agency, department, authority, instrumentality or other body.

"Hazardous Materials" shall mean any substance: (i) the presence of which requires or may hereafter require notification, investigation, monitoring or remediation under any Environmental Law; (ii) which is or becomes defined as a "hazardous waste", "hazardous material" or "hazardous substance" or "toxic substance" or "pollutant" or "contaminant" under any present or future Environmental Law or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.) and any applicable local statutes and the regulations promulgated thereunder; (iii) which is toxic, explosive, corrosive, reactive, ignitable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any Governmental Authority, agency, department, commission, board, agency or instrumentality of any foreign country, the United States, any state of the United States, or any political subdivision thereof to the extent any of the foregoing has or had jurisdiction over Debtor or Debtor's property; or (iv) without limitation, which contains gasoline, diesel fuel or other petroleum products, asbestos or polychlorinated biphenyls.

"Intellectual Property" means all intellectual and similar property of Debtor of every kind and nature now owned or hereafter acquired by Debtor, including inventions, designs, patents, copyrights, licenses, trademarks, trade secrets, confidential or proprietary, technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accession to, and books and records describing or used in connection with, any of the foregoing.

"Inventory" means all inventory of whatsoever name, nature, kind or description now owned and hereafter acquired, by Debtor, wherever located, including without limitation all contract rights with respect thereto and documents representing the same, all goods, including goods held for sale or lease or to be furnished under contracts of service, finished goods, raw materials, materials used or consumed by Debtor, parts, supplies, and all wrapping, packaging, advertising and shipping materials and any documents relating thereto, and all labels and other devices, names and marks affixed or to be affixed thereto for purposes of selling or of identifying the same or the seller or manufacturer thereof, and all right, title and interest of Debtor therein and thereto, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

"Obligations" shall have the meaning set forth in the Guaranty.

"Patents" means all of Debtor's right, title and interest, present and future, in and to (a) all letters patent of the United States or any other country, all right, title and interest therein and thereto, and all registrations and recordings thereof, including without limitation applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by Debtor; and (b) all reissues, continuations, continuations-in-part or extensions thereof and all licenses thereof; and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

"Patent License" means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by Debtor or which Debtor otherwise has the right to license, is in existence, or granting to Debtor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of Debtor under any such agreement.

"Permitted Liens" shall mean and include the "Liens" (as such term is defined in the Loan Agreement) permitted by Paragraph 6(a) of the Loan Agreement.

"Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other entity of whatever nature, whether public or private.

"Premises" means the real property with buildings and improvements thereon located at 212 Middlesex Avenue, Chester, Connecticut 06412.

"Receivables" means (a) all of Debtor's now owned and hereafter acquired, present and future, accounts, contract rights, chattel paper, documents, and instruments, including without limitation all obligations to Debtor for the payment of money, whether arising out of Debtor's sale of goods or rendition of services or otherwise (all hereinafter called "Accounts") and all proceeds of the foregoing and all proceeds of any insurance on the foregoing; (b) all of Debtor's rights, remedies, security and liens, in, to and in respect of the Accounts, present and future, including without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any debtor or obligor in any way obligated on or in connection with any Accounts, and credit and other insurance, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing; and (c) all of Debtor's right, title and interest, present and future, in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts, including without limitation all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing any Accounts, and all returned, reclaimed or repossessed goods, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing

"Release" means any release, emission, disposal, leaching or migration into the environment (including, without limitation, the abandonment or disposal of any barrels, containers, or other closed receptacles containing any Hazardous Materials), or into or out of any property owned, occupied or used by Debtor.

"Trademarks" means all of Debtor's right, title and interest, present and future, in and to (a) all trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, and all registrations and recordings thereof, including without limitation applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by Debtor; (b) all reissues, extensions or renewals thereof and all licenses thereof; and (c) the goodwill of the business symbolized by each of the Trademarks, and all customer lists and other records of Debtor relating to the distribution of products bearing the Trademarks; and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

"Trademark License" means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by Debtor or which Debtor otherwise has the right to license, or granting to Debtor any right to use any Trademark now or hereafter owned by any third party, and all rights of Debtor under any such agreement.

2.

Grant by Debtor. To secure the prompt payment and performance of the Obligations, Debtor pledges, assigns, transfers and grants to the Bank a continuing first lien and security interest, subject only to Permitted Liens, in the following:

(a)	the Collateral;

(b)	all proceeds of any and all insurance on the Collateral; and

(c)	All other collateral in which Debtor may hereafter grant to the Bank a security interest; and

(d)	All renewals, substitutions, replacements, additions, accessions, proceeds, and products of any and all of the foregoing.

3.

Location of Collateral. All Collateral is and will be owned by Debtor, free of all other liens and encumbrances (except for Permitted Liens) and, except for Inventory delivered to contractors for finishing, Equipment such as laptop computers in the possession of employees of Debtor, and immaterial amounts of Collateral, shall be kept by Debtor at the Premises and at Debtor's other business locations. Except for the sale of Inventory in the ordinary and regular course of Debtor's business, the disposal of Equipment no longer necessary to the operation of Debtor's business, or as otherwise permitted under this Security Agreement, Debtor will not remove the Collateral therefrom.

4.

Representations Regarding Certain Collateral. Without limiting the foregoing, to the extent requested by the Bank after the occurrence of and during the continuance of an Event of Default, (i) to the extent the Collateral includes investment property held by a financial intermediary or deposit accounts, "control agreements" have been executed and delivered to the Bank, (ii) to the extent the Collateral includes titled equipment which is Collateral, registration of the Bank as secured party on title certificates has been accomplished, (iii) to the extent the Collateral includes certificated investment property, such certificates have been delivered to the Bank, (iv) to the extent any Collateral exists which is not otherwise perfected hereunder, but is perfectible by possession, possession of such Collateral has been delivered to the Bank, (v) to the extent any Collateral consists of United States registered Copyrights, security agreements have been delivered to the Bank for recording by the United States Copyright Office, (vi) to the extent the Collateral includes insurance policies, assignments of such insurance policies, together with acknowledgments by the "home office" of the applicable insurance company, have been delivered to the Bank, and (vii) to the extent any Collateral is subject to perfection (or similar protection) under the laws of any other jurisdiction, perfection (or similar protection) has been achieved under the laws of such other jurisdiction, all of the foregoing in as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Bank in respect of all such Collateral. If any Collateral of the types specified in this subsection shall be acquired or shall arise after the date hereof, Debtor shall perform such acts as are necessary to make the foregoing statements true and correct as of the date of such acquisition or arising, as if they were made on the date hereof. If Debtor shall at any time acquire a commercial tort claim, as defined in the Uniform Commercial Code, Debtor shall promptly notify the Bank in a writing signed by such Debtor of the brief details thereof and grant to the Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to the Bank.

5.

Cooperation. Upon request by the Bank after the occurrence of and during the continuance of an Event of Default, fully executed security agreements in form and substance satisfactory to the Bank and containing a description of all Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) shall be delivered to the Bank for recording by the United States Patent and Trademark Office, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Bank in respect of all Collateral consisting of Patents and Trademarks in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary, to perfect the security interest with respect to any Collateral consisting of Patents, Trademarks (or registration or application for registration thereof) acquired or developed after the date hereof).

6.

Authorization to File. Without limiting any obligations of Debtor hereunder to ensure perfection of the Bank's security interests with the priority contemplated hereby, the Bank may at any time and from time to time, pursuant to the provisions of the Uniform Commercial Code, file financing statements, continuation statements and amendments thereto that describe the Collateral as "all assets of Debtor" or words of similar effect and which contain any other information required by Part 5 of Article 9 of the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether Debtor is an organization, the type of organization and any organization identification number issued to Debtor. Debtor shall furnish any such information to the Bank promptly upon request. Any such financing statements, continuation statements or amendments may be signed by the Bank on behalf of Debtor, as provided in the Uniform Commercial Code.

7.	Covenants Regarding Patent, Trademark and Copyright Collateral

(i)

Debtor shall not (nor permit any of its licensees to) do any act, or omit to do any act, whereby any Patent which is material to the conduct of the business of Debtor may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

(j)

Debtor (either itself or through its licensees or its sublicensees) shall, for each Trademark material to the conduct of the business of Debtor, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

(k)

Debtor (either itself or through licensees) shall, for each work covered by a material copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary, and sufficient to establish and preserve its maximum rights under applicable copyright laws.

(l)

Debtor shall notify the Bank promptly if it knows or has reason to know that any Patent, Trademark or other Intellectual Property material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding Debtor's ownership of any such Patent, Trademark or other Intellectual Property, its right to register the same, or to keep and maintain the same.

(m)

In no event shall Debtor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or other Intellectual Property material to the conduct of its business (or for the registration of any such Trademark or other Intellectual Property) with the United States Patent and Trademark Office, United States Copyright Office or any other governmental authority unless, after the occurrence of and during the continuance of an Event of Default, it promptly informs the Bank, and, upon request of the Bank, executes and delivers any and all agreements, instruments, documents and papers as the Bank may reasonably request to evidence the Bank's security interest in such Patent, Trademark or other Intellectual Property, and Debtor hereby appoints the Bank, after the occurrence of and during the continuance of an Event of Default, as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

(n)

Debtor shall take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or with any other governmental authority to maintain and pursue each material application relating to the Patents, Trademarks and/or other Intellectual Property (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and other Intellectual Property that is material to the conduct of Debtor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(o)

In the event that Debtor has reason to believe that any Collateral consisting of a Patent, Trademark or other Intellectual Property material to the conduct of Debtor's business has been or is about to be infringed, misappropriated or diluted by any Person, Debtor shall promptly notify the Bank and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

(p)

Upon and during the continuance of an Event of Default, Debtor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Patent License, Trademark License or of any other Intellectual Property to effect the assignment of all of Debtor's right, title and interest thereunder to the Bank or its designee.

8.

Bailees. To the extent requested by the Bank after the occurrence of and during the continuance of an Event of Default, Debtor shall at any time and from time to time, take such steps as the Bank may reasonably request for the Bank to obtain an acknowledgement, in form and substance satisfactory to the Bank, of any bailee having possession of any of the Collateral, that the bailee holds such Collateral for the Bank (provided this subsection shall not be deemed to be the Bank's consent to such bailment to the extent such actions are otherwise prohibited hereunder).

9.	Representations and Warranties.	Debtor represents and warrants to the Bank that:
(a)

Qualification and Existence. Debtor is a corporation duly organized and validly existing under the laws of the State of Connecticut with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted.

(b)

Authority; Binding Agreements. This Security Agreement and the other Financing Agreements are each valid, legal and binding upon Debtor and enforceable in accordance with their respective terms, and the execution and delivery of this Security Agreement and the other Financing Agreements have been duly authorized by all necessary corporate action of Debtor.

(c)	Location of Debtor. The chief executive office and principal place of business of the Debtor is listed in the preamble to this Security Agreement.
(d)

Collateral. Debtor has good and marketable title to all of the properties and assets used in its business (other than Equipment leased by Debtor in the ordinary course of business), and the Collateral, and is and shall continue to be the sole owner of the Collateral free and clear of all liens, encumbrances, security interests and claims except the liens granted to the Bank hereunder and Permitted Liens; Debtor is fully authorized to sell, transfer, pledge and/or grant a security interest in each and every item of the Collateral to the Bank; none of the transactions underlying or giving rise to the Collateral shall violate any applicable state or federal laws or regulations; all documents relating to the Collateral shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms; and Debtor agrees to defend the Collateral against the claims of all persons other than the Bank and holders of Permitted Liens.

10.

Affirmative Covenants. Debtor covenants and agrees that from the date hereof until payment and performance in full of all Obligations, and until the termination of this Security Agreement, Debtor shall:

(a)

Insurance and Endorsements. Keep Debtor's properties insured against fire and other hazards (so-called "All Risk" coverage) in amounts and with companies satisfactory to the Bank to the same extent and covering such risks as is customary in the same or a similar business; maintain public liability coverage, including without limitation, products liability coverage, against claims for personal injuries or death; and maintain all worker's compensation, employment or similar insurance as may be required by applicable law. All insurance shall contain such terms, be in such form, and be for such periods reasonably satisfactory to Bank, and be written by such carriers duly licensed by the appropriate states where any Collateral is located and reasonably satisfactory to the Bank. Without limiting the generality of the foregoing, such insurance must provide that it may not be canceled without thirty (30) days prior written notice to the Bank. Debtor shall cause the Bank to be endorsed as a loss payee with respect to the Collateral on all such insurance. In the event of failure to provide and maintain insurance as herein provided, the Bank may, at its option, provide such insurance such amount shall be payable by Debtor to the Bank upon demand. Debtor shall furnish to the Bank certificates or other satisfactory evidence of compliance with the foregoing insurance provisions. In the event of a proof of loss and claim for insurance by Debtor and upon receipt of proceeds, Debtor must either, at its option, (a) pay the proceeds to the Bank, (b) use the proceeds to purchase new machinery or equipment, upon which the Bank will have a lien, which has an appraised value, as determined by the Bank, in an amount equal to or greater than the value of the machinery and equipment which is being replaced. Debtor hereby irrevocably appoints the Bank as its attorney-in-fact, coupled with an interest, to make, after the occurrence of and during the continuance of an Event of Default, proofs of loss and claims for insurance, and to receive payments of the insurance and execute and endorse all documents, checks and drafts in connection with payment of the insurance. Any proceeds received by the Bank shall be applied to the Obligations in such order and manner as the Bank shall determine in its sole discretion.

(b)

Tax and Other Liens. Comply, in all material respects, with all statutes and government regulations and pay all taxes, assessments, governmental charges or levies, or claims for labor, supplies, rent and other obligations made against it or its property which, if unpaid, might become a lien or charge against Debtor or its properties, except liabilities being contested in good faith and against which, if requested by the Bank, Debtor shall each set up reserves in amounts and in form satisfactory to the Bank.

(c)

Inspections. Allow the Bank by or through any of its officers, attorneys, and/or accountants designated by it, for the purpose of ascertaining whether or not each and every provision hereof and of any related agreement, instrument and document is being performed, to enter the offices and plants of Debtor to examine or inspect any of the properties, books and records or extracts therefrom, and to discuss the affairs, finances and accounts thereof with Debtor all at such reasonable times, upon reasonable notice and as often as the Bank or any representative of the Bank may reasonably request.

(d)

Litigation. Within five (5) Business Days after learning thereof, advise the Bank of the commencement of litigation, including arbitration proceedings and any proceedings before any governmental agency which is instituted against Debtor which could have a materially adverse effect upon the condition, financial, operating or otherwise, of Debtor.

(e)

Maintenance of Existence. Maintain Debtor's legal existence as corporation and comply, in all material respects, with all valid and applicable statutes, rules and regulations, and maintain its properties in good repair, working order and operating condition. Debtor shall promptly notify the Bank of any event causing material loss in the value of its assets.

(f)

Inventory. Allow the Bank to examine and inspect the Inventory at reasonable times and intervals and with reasonable notice. Debtor shall promptly notify the Bank of any event causing material loss or depreciation in value of Inventory and the amount of such loss or depreciation.

(g)

Defaults. Upon the occurrence of any Default or Event of Default, give prompt written notice of such occurrence to the Bank signed by the chief executive officer, chief operating officer, or chief financial officer of Debtor describing such occurrence and the steps, if any, being taken to cure the Event of Default.

(h)

Collateral Duties. Do whatever the Bank reasonably may request from time to time after the occurrence of and during the continuance of an Event of Default by way of obtaining, executing, delivering and filing additional financing statements, assignments, landlord's or mortgagee's waivers, warehouse agreements and other notices and amendments and renewals thereof, and Debtor will take any and all steps and observe such formalities as the Bank may request, in order to create and maintain a valid and enforceable first lien upon, pledge of, and first priority security interest in, any and all of the Collateral; provided, however, that prior to the occurrence of an Event of Default, Debtor shall not be required to take any additional actions to perfect the Bank's security interest in the Collateral beyond authorizing the Bank to file a financing statement under the Uniform Commercial Code covering "all assets of Debtor". All reasonable charges, expenses and fees the Bank may incur in filing any of the foregoing, together with reasonable costs and expenses of any lien search required by the Bank, and any taxes relating thereto, shall be charged to the Revolving Credit Loan (as defined in the Loan Agreement) and added to the Obligations.

(i)

Audit and Appraisals of the Collateral by the Bank. Permit the Bank to audit the books and records of Debtor on the same terms and conditions set forth in Paragraph 5(f) of the Loan Agreement, and to conduct or cause to be conducted appraisals and/or field examinations of the Collateral, upon reasonable notice, and in such manner and detail as the Bank deems reasonable.

(j)

Notice to the Bank Promptly upon receipt, copies of any notices or reports from any governmental agency, department or other authority having jurisdiction over Debtor or which has issued any permit, license or authorization which is required in order for Debtor to conduct any of its business in any jurisdiction (collectively, a "Licensing Authority"), copies of any audit, compliance or similar reports issued by any Licensing Authority, copies of any notices or other correspondences from any Licensing Authority with respect to existing or proposed audit, inspection, or investigation involving Debtor or any of its Consolidated Subsidiaries (as such term is defined in the Loan Agreement), or its business or any action taken or proposed to be taken which might result in a revocation or modification of any such permit, license or authorization, other than correspondence or transmittals in the ordinary course of business or which could not reasonably be expected to result in a material adverse change to Debtor.

11.

Negative Covenants. Debtor covenants and agrees that from the date hereof until payment and performance in full of all Obligations, and until the termination of this Security Agreement, Debtor shall not, without the prior written consent of the Bank:

(a)

Encumbrances. Create, incur or permit to exist any lien, mortgage, charge, pledge, or other encumbrance against any of its properties or assets, including but not limited to the Collateral whether now owned or hereafter acquired, without the prior written consent of the Bank, which consent may be withheld, conditioned or delayed in the Bank's sole discretion, except: (a) liens in favor of the Bank and (b) Permitted Liens.

(b)

Merger, Sale or Lease of Assets. Merge with any other entity or sell or lease (except for sales of inventory in the ordinary course of business consistent with past practices and on an arms-length basis) or otherwise dispose of any of its assets, other than the disposal of Equipment no longer necessary to the operation of Debtor's business.

12.	Events of Default. Any one or more of the following events (whether voluntary or involuntary or effected by operation of law or otherwise) shall be an Event of Default:

(a)	The occurrence of any "Event of Default" under the Loan Agreement or any default under the Guaranty;

(b)

Any representation or warranty made or deemed made by Debtor in this Security Agreement, or in any other Financing Agreement, or which is contained in any certificate, document, opinion, report, or financial or other statement furnished at any time under or in connection with any of the foregoing, shall have been incorrect in any material respect on or as of the date made or deemed made.

(c)	Debtor shall fail to comply with any of the covenants contained in Sections 11 or 12 hereof.

(d)	Debtor shall fail to perform or observe any other term, covenant or agreement contained herein or in any other Financing Agreement within ten (10) days of written notice from the Bank.

(e)

If this Security Agreement or any other Financing Agreement shall at any time after its execution and delivery and for any reason other than an act or omission by the Bank cease to create a valid and perfected first priority security interest in and to the property purported to be subject thereto or otherwise to be in full force and effect, or any of such agreements shall be declared null and void, or the validity or enforceability thereof shall be contested by Debtor, or Debtor shall deny it has any further liability or Obligations thereunder, or Debtor shall fail to perform any of its respective Obligations thereunder subject to any notice and cure provisions contained therein.

13.	Remedies.

(a)	Upon and after the occurrence of an Event of Default, the Bank may require that all Obligations, to be forthwith due and payable, whereupon all such Obligations shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Debtor.

(b)

Debtor expressly waives any presentment, demand, protest, notice of protest or other notice of any kind except as specified herein. The Bank may proceed to enforce the rights of the Bank whether by suit in equity or by action at law, whether for specific performance of any covenant or agreement contained in this Security Agreement or the Guaranty or any other Financing Agreement, or in aid of the exercise of any power granted in either this Security Agreement, the Guaranty or the other Financing Agreements, or it may proceed to obtain judgment or any other relief whatsoever appropriate to the enforcement of such rights, or proceed to enforce any legal or equitable right which the Bank may have by reason of the occurrence of any Event of Default hereunder.

(c)

After the occurrence of and during the continuance of an Event of Default, the Bank shall have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies which the Bank may have under law and equity, the following rights and remedies, all of which may be exercised with or without further notice to Debtor and without a prior judicial or administrative hearing or notice, which notice and hearing are expressly waived: (1) to enforce or foreclose the security liens and security interests created under the Financing Agreements, this Security Agreement or under any other agreement relating to the Collateral by any available judicial procedure or without judicial process; (2) to enter any premises where any Collateral may be located for the purpose of taking possession or removing the same; (3) to sell, assign, lease, or otherwise dispose of Collateral, or any part thereof, either at public or private sale, in lots or in bulk, for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to the Bank, all at the Bank's sole option and as the Bank in its sole discretion may deem advisable; (4) to bid or become purchaser at any such sale if public, free from any right of Debtor of redemption, after sale, which is hereby expressly waived by Debtor; (5) and, at the option of the Bank, to apply or be credited with the amount of all or any part of the Obligations owing to the Bank against the purchase price bid by the Bank at any such sale.

(d)

The Bank may, at any time after the occurrence of and during the continuance of an Event of Default, at the Bank's sole discretion (i) give notice of assignment to any Account Debtor, (ii) collect accounts directly and charge the collection costs and expenses to Debtor under the Guaranty, (iii) settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Bank considers advisable, and credit the Obligations with the net amounts received in payment of Receivables, (iv) exercise all other rights granted in this Security Agreement and the other Financing Agreements, (v) receive, open and dispose of all mail addressed to Debtor and notify the post office authorities to change the address for delivery of Debtor's mail to an address designated by the Bank, (vi)

endorse the name of Debtor on any checks or other evidence of payment that may come into possession of the Bank and on any invoice, freight or express bill, bill of lading or other document, (vii) in the name of Debtor or otherwise, demand, sue for, collect and give acquittance for any and all monies due or to become due on accounts, (viii) compromise, prosecute or defend any action, claim or proceeding concerning accounts, and (ix) do any and all things necessary and proper to carry out the purposes contemplated in this Security Agreement, the other Financing Agreements and any other agreement between the parties.

(e)

After the occurrence of and during the continuance of any Event of Default, the Bank shall also have the exclusive right to enforce any and all rights and remedies that are available or provided to Debtor at common law or pursuant to Connecticut General Statutes §§ 42a-7-201 through 42a-7-210 (any comparable provision of applicable law in any other jurisdiction where the Collateral is located) with respect to any Warehouse Liens. When used herein, the phrase "Warehouse Liens" shall mean any of the following liens which Debtor may now have or which Debtor may hereafter acquire: (i) any specific warehouse lien; (ii) any general warehouse lien; (iii) any common-law lien; (iv) any liens against the bailor of the goods covered by a warehouse receipt or on the proceeds thereof in possession of the Borrower for charges for storage or transportation (including demurrage and terminal charges), insurance, labor, or charges present or future in relation to the goods, and for expenses necessary for preservation of the goods or reasonably incurred in their sale pursuant to law; and (iv) if the person on whose account the goods are held is liable for like charges or expenses in relation to other goods whenever deposited and it is stated in the warehouse receipt that a lien is claimed for charges and expenses in relation to other goods, any lien against such person for charges and expenses whether or not the other goods have been delivered by Debtor.

(f)

The Bank and any person acting as its attorney hereunder shall not be liable for any acts or omissions or for any error of judgment or mistake of fact or law, except for gross negligence, bad faith and willful misconduct. Debtor agrees that the powers granted hereunder, being coupled with an interest, shall be irrevocable so long as an Obligation remains unsatisfied. Notwithstanding the foregoing, it is understood that the Bank is under no duty to take any of the foregoing actions and that after having made demand upon the Account Debtors for payment, the Bank shall have no further duty as to the collection or protection of accounts or any income therefrom and no further duty to preserve any rights pertaining thereto, other than the safe custody thereof.

(g)

The Bank shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the liquidation of any of the Collateral, including the settlement, collection or payment of any of the accounts constituting the Collateral or any instrument received in payment thereof, or any damage resulting therefrom. Debtor shall indemnify and hold harmless the Bank against any claim, loss or damage arising out of the liquidation of any of the Collateral, including the settlement, collection or payment of any of the Collateral accounts or any instrument received in payment thereof.

14.

Specific Powers. The Bank may at any time after the occurrence of and during the continuance of an Event of Default, at the Bank's sole discretion: (i) exercise all rights granted in this Security Agreement and the other Financing Agreements; and (ii) do any and all things necessary and proper to carry out the purposes contemplated in this Security Agreement, the other Financing Agreements and any other agreement between the parties. Neither the Bank nor any person acting as its attorney hereunder shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law, except for gross negligence, bad faith or willful misconduct and the Bank or any person acting as its attorney shall have the opportunity to correct any such acts or omissions within a reasonable period of time. Debtor agrees that the powers granted hereunder, being coupled with an interest, shall be irrevocable so long as any Obligation remains unsatisfied.

15.

Duties After Default. Debtor will, at the Bank's request, after the occurrence of and during the continuance of an event of Default, assemble all Collateral and make it available to the Bank at the premises of Debtor and will make available to the Bank all premises and facilities of Debtor for the purpose of the Bank taking possession of Collateral or of removing or putting the Collateral in salable form. If any Collateral shall require repairing, maintenance, preparation, or the like, or is in process or other unfinished state, after the occurrence of and during the continuance of an Event of Default, the Bank shall have the right, but shall not be obligated, to do such repairing, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such salable form as the Bank shall deem appropriate, but the Bank shall have the right to sell or dispose of such Collateral without such processing. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of Collateral shall be applied first to the expenses (including all reasonable attorney's and professional fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like and then to the satisfaction of all Obligations (application as to principal or interest to be at the Bank's sole discretion). Debtor shall be liable to the Bank and shall pay to the Bank on demand any deficiency which may remain after such sale, disposition, collection or liquidation of Collateral.

16.

Cumulative Remedies. The enumeration of the Bank's rights and remedies set forth in this Article is not intended to be exhaustive and the exercise by the Bank of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement between the parties or which may now or hereafter exist in law or at equity or by suit or otherwise. No delay or failure to take action on the part of the Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any event of default. No course of dealing between Debtor and the Bank or its employees shall be effective to change, modify or discharge any provision of this Agreement or to constitute a waiver of any default.

17.

Grant of License to Use Intellectual Property. For the purpose of enabling the Bank to exercise rights and remedies under this Article at such time as the Bank shall be lawfully entitled to exercise such rights and remedies, Debtor hereby grants to the Bank an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Debtor) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by Debtor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Bank may be exercised, at the option of the Bank, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Bank in accordance herewith shall be binding upon Debtor notwithstanding any subsequent cure of an Event of Default.

18.

Expenses. Debtor agrees to pay on demand the Bank's reasonable costs and expenses associated with field examinations of the Collateral and machinery and equipment appraisals, as well as recording fees, filing fees, UCC search fees, and out-of-pocket expenses reasonably incurred by the Bank and its legal counsel. Debtor also agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, filing, recording, and administration of any of the Financing Agreements, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel for the Bank with respect thereto and with respect to advising the Bank as to its rights and responsibilities under any of the Financing Agreements, and all costs and expenses, if any, in connection with the protection, collection and/or other enforcement of this Security Agreement or any of the Financing Agreements. Debtor agrees to reimburse the Bank upon demand for auditing expenses associated with the Bank's periodic field examinations of the Collateral, including a per diem reimbursement plus out-of-pocket expenses. Prior to the occurrence of an Event of Default, the amount of Debtor's audit, field examination and equipment appraisal expense reimbursement obligations to the Bank hereunder shall not exceed, on an annual basis the aggregate sum of $25,000.00 (which annual cap amount shall be aggregated with The Eastern Company's similar audit, field examination and equipment appraisal expense reimbursement obligations to the Bank under that certain Security Agreement of even date herewith between The Eastern Company and the Bank). After the occurrence of and during the continuance of an Event of Default, there shall be no cap on the amount of Debtor's audit, field examination and equipment appraisal expense reimbursement obligations to the Bank hereunder. In addition, Debtor agrees to pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, and recording of any of the Financing Agreements and the other documents to be delivered under any Financing Agreement, and to hold and save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or failure to pay such taxes and fees.

19.	Indemnification.

(a)

To the fullest extent permitted by applicable law, Debtor hereby agrees to defend, indemnify and hold harmless the Bank, and each of the present and future shareholders, partners, directors, officers, employees, agents, counsel and successors and assigns of the Bank (collectively with Bank the "Bank Parties") from and against any and all loss, cost, expense, claim, liability (including strict liability) or asserted liability ("Indemnified Matter") incurred from or out of the Loans, the execution, delivery or performance of this Agreement, or any of the documents or instruments to be executed and delivered hereunder, or otherwise arising out of the debtor/creditor relationship between them, Bank or the Bank Parties relating to this Security Agreement, the exercise of any of Bank's rights under this Security Agreement, the Loan Agreement and the Financing Agreements, any litigation or proceeding instituted or conducted by any Governmental Authority, any claim for any brokerage commissions, finder's fees, or investment banking fees in connection with any transactions contemplated by this Security Agreement, any act or omission of Debtor or otherwise, except to the extent (and only to the extent) that the same arises from the gross negligence, bad faith or willful misconduct of the Bank.

(b)

Without limiting the generality of the preceding clause (a), Debtor agrees to defend, protect, indemnify and hold harmless each of the Bank Parties from and against, and to reimburse each of the Bank Parties on demand with respect to, any and all Indemnified Matters of any and every kind or character, known or unknown, fixed or contingent, asserted against or incurred by such Bank Parties at any time and from time to time by reason of or arising out of any violation of any Environmental Laws, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Materials or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Materials (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case, including, without limitation, the reasonable fees and disbursements of legal counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding.

(c)

Debtor's obligations described in this Article 19 shall survive the closing of the transactions described in this Security Agreement, including the restructure of the Loans and other financial accommodations described in the Loan Agreement, and the payment and satisfaction of the Obligations and shall survive any termination of this Security Agreement or any of the other Financing Agreements.

20.	[Intentionally Omitted.]

21.

Amendments and Waivers. No amendment, modification, termination, or waiver of any term, covenant, condition or provision hereof or of any other Financing Agreement to which Debtor is a party, or consent to any departure by Debtor from any term, covenant, condition or provision hereof or of any other Financing Agreement to which it is a party, shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Bank to exercise, and no delay in exercising, any right, remedy or power hereunder or under the other Financing Agreements shall preclude any other or future exercise thereof, or the exercise of any other right, remedy or power.

22.

Notices. All notices, requests, consents, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given, made and received only when either hand delivered, sent by facsimile, delivered by next day express delivery service or mailed by first-class mail to the respective parties to this Security Agreement as follows:

(a)	if to Debtor:

Energy Harvesting Company
112 Bridge Street
P.O. Box 460
Naugatuck, Connecticut 06770-0460
Attention: Mr. Leonard F. Leganza

(b)	if to the Bank:

Bank of America, N.A.

One Landmark Square

Stamford, Connecticut 06901

Attention: Mr. Lincoln Schoff

23.

Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of Debtor, and the Bank and their respective successors and assigns; provided, however, that Debtor shall not (by agreement, operation of law, or otherwise) assign any of its respective rights, or delegate any of its obligations, hereunder or under any other Financing Agreement to which it is a party without the prior written consent of the Bank, and any such assignment or delegation made without such consent shall be null and void.

24.

Further Assurances. Debtor from time to time shall execute and deliver to the Bank such additional documents and will provide such additional information as the Bank may reasonably require to carry out the terms of this Security Agreement and to keep the Bank informed of the status and affairs of Debtor.

25.

Construction. Each covenant contained in this Security Agreement shall be construed (absent an express contrary provision therein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.

26.	Verification of Receivables. After the occurrence of and during the continuance of an

Event of Default, the Bank will have the right to review and verify the Receivables of Debtor at any time. The cost of such review and verification shall be for the account of Debtor.

27.

Counterparts. This Security Agreement may be executed and delivered in any number of counterparts. Each counterpart shall constitute an original, but all counterparts together shall constitute but one and the same agreement.

28.

Severability, Entire Agreement. Every provision of this Security Agreement and the other Financing Agreements is intended to be severable; if any term or provision of this Security Agreement, the other Financing Agreements, or any other document delivered in connection herewith shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not in any way be affected or impaired thereby. This Security Agreement, the other Financing Agreements, and any exhibits or schedules attached hereto and thereto embody the entire agreement and understanding between Debtor and the Bank and supersede all prior agreements and understandings relating to the subject matter hereof unless otherwise specifically reaffirmed or restated herein.

29.

Governing Law. This Security Agreement and the other Financing Agreements, and all transactions, assignments and transfers hereunder and thereunder, and all the rights of the parties, shall be governed as to validity, construction, enforcement and in all other respects by the laws of the State of Connecticut.

[The balance of this page is blank. Signatures on next page.]

IN WITNESS WHEREOF, the parties have caused this Security Agreement to be executed by their duly authorized officers as of the date first written above.

ENERGY HARVESTING COMPANY

By:/s/Leonard F. Leganza

Leonard F. Leganza
Its Chairman
Duly Authorized

BANK OF AMERICA, N.A.

By:/s/Lincoln Schoff

Lincoln Schoff
Its Senior Vice President

SCHEDULE 4

Copies of Unconditional, Unlimited Continuing Guaranty of Payment and Performance executed by each of Canadian Commercial Vehicles Corporation, Eastern Industrial Limited (Shanghai), and Eberworld S.A. de C.V. in favor of Lender.

[See Attached]

UNCONDITIONAL, UNLIMITED CONTINUING GUARANTY
OF PAYMENT AND PERFORMANCE

GUARANTY, dated as of November 13, 2009, by CANADIAN COMMERCIAL VEHICLES CORPORATION, a corporation organized under the laws of the Province of Nova Scotia, Canada (the "Guarantor"), in favor of BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank), a national banking association organized and existing under the laws of the United States of America (the "Bank"), pursuant to that certain Loan Agreement dated as June 28, 2000, as amended, by and between the Bank and The Eastern Company, a Connecticut corporation (the "Borrower") (the "Loan Agreement"). In consideration of the Bank making available time, credit or banking facilities or other financial accommodations to the Borrower pursuant to the Loan Agreement, the Guarantor agrees as follows:

1.          GUARANTY OF PAYMENT AND PERFORMANCE. The Guarantor hereby guarantees to the Bank the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of the Borrower to the Bank whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired (whether by way of discount, letter of credit, lease, loan, overdraft or otherwise), including, without limitation, the "Obligations" described in the Loan Agreement (collectively, the "Obligations"). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectability only and is in no way conditioned upon any requirement that the Bank first attempt to collect any of the Obligations from the Borrower or resort to any security or other means of obtaining their payment. Should the Borrower default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder shall become immediately due and payable to the Bank without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions.

2.          GUARANTOR'S AGREEMENT TO PAY. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Bank, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Bank in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on the amounts recoverable under this Guaranty from the time such amounts become due until payment, at the rate per annum equal to the default rate of interest set forth in the Loan Agreement; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

3.          UNLIMITED GUARANTY. The liability of the Guarantor hereunder shall be unlimited.

4.          WAIVERS BY GUARANTOR; BANK'S FREEDOM TO ACT. The Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Bank with respect thereto. The Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any of the Obligations and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Bank to assert any claim or demand or to enforce any right or remedy against the Borrower; (ii) any extensions or renewals of any of the Obligations; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of the Loan Agreement or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations; (iv) the substitution or release of any entity primarily or secondarily liable for any of the Obligations; (v) the adequacy of any rights the Bank may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing any of the Obligations, including, without limitation, the failure to perfect or preserve any rights the Bank might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.

5.          UNENFORCEABILITY OF OBLIGATIONS AGAINST BORROWER. If for any reason the Borrower has no legal existence or is under no legal obligations to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any of the Obligations shall be immediately due and payable by the Guarantor.

6.          SUBROGATION; SUBORDINATION. The Guarantor shall not exercise any rights against the Borrower arising as a result of payment by the Guarantor hereunder, by way of subrogation or otherwise, and will not prove any claim in Bank or its affiliates in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantor will not claim any set-off or counterclaim against the Borrower in respect of any liability of the Guarantor to the Borrower; and the Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Bank or any such affiliate. The payment of any amounts due with respect to any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Obligations. The Guarantor agrees that after the occurrence of any default in the payment or performance of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to the Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Bank and be paid over to the Bank on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

7.          SECURITY; SET-OFF. The Guarantor grants to the Bank, as security for the full and punctual payment and performance of the Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to the Guarantor now or hereafter held by the Bank or any affiliate of the Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the Guarantor or subject to withdrawal by the Guarantor except for any payroll account, pension or profit sharing balances or similar trust fund accounts or balances of Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantor until this Guaranty, whether or not the Bank shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH SECURITIES, DEPOSITS OR OTHER PROPERTY OF THE GUARANTOR ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

8.          FURTHER ASSURANCES. The Guarantor agrees, upon demand after any change in the condition or affairs (financial or otherwise) of the Guarantor deemed by the Bank to be adverse and material, to secure the payment and performance of its obligations hereunder by delivering, assigning or transferring to the Bank or granting the Bank a security interest in additional collateral of a value and character satisfactory to the Bank, and authorize the Bank to file any financing statement deemed by the Bank to be necessary or desirable to perfect any security interest granted by the Guarantor to the Bank and as agent for the Guarantor, to sign the name of the Guarantor thereto. The Guarantor also agrees to do all such things and execute all such documents, including financing statements, as the Bank may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Bank hereunder.

9.          TERMINATION; REINSTATEMENT. This Guaranty shall remain in full force and effect until the Bank is given written notice of the Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received and acknowledged by an officer of the Bank at its main banking office. No such notice shall affect any rights of the Bank or any affiliate hereunder including, without limitation, the rights set forth in Sections 4 and 6 hereof, with respect to Obligations incurred prior to the receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to such receipt, and all checks, drafts, notes, instruments (negotiable or otherwise) and writings made by or for the account of the Borrower and drawn on the Bank or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Bank after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to any of the Obligations is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

10.        SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Bank may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participation in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Bank herein.

11.        AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Bank. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

12.        USURY. All agreements between the Guarantor and the Bank are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity of the Obligations or otherwise, shall the amount paid or agreed to be paid to the Bank for the use or the forbearance of the Obligations exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however, that in the event there is a change in the law that results in a higher permissible rate of interest, then this Guaranty shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Guarantor and the Bank in the execution, delivery and acceptance of this Guaranty to contract in strict compliance with the laws of the State of Connecticut from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the other Loan Documents (as such term is defined in the Loan Agreement) at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if, under or from circumstances whatsoever, the Bank shall have received as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance of the Obligations and not to the payment of interest. This provision shall control every other provision of all agreements between the Guarantor and the Bank.

13.        NOTICES. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of a telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to the Guarantor, at the address set forth beneath its signature hereto, and if to the Bank, One Landmark Square, Stamford, Connecticut 06901 or at such address as either party may designate in writing.

14.        GOVERNING LAW; CONSENT TO JURISDICTION. THIS GUARANTY IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT. THE GUARANTOR AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF CONNECTICUT OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURT AND TO SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE GUARANTOR BY MAIL AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF. THE GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT WAS BROUGHT IN AN INCONVENIENT COURT.

15.        MISCELLANEOUS. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

16.        COMMERCIAL TRANSACTION. THE GUARANTOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS GUARANTY IS A PART IS A COMMERCIAL TRANSACTION, AND HEREBY WAIVES ITS RIGHTS TO: (1) NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE BANK MAY DESIRE TO USE, AND (2) REQUEST THAT THE BANK POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT THE GUARANTOR AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY THE BANK BY VIRTUE OF ANY DEFAULT OR PROVISION OF THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED IN CONNECTION HEREWITH, THE GUARANTOR FURTHER EXPRESSLY WAIVES DILIGENCE, DEMAND, PRESENTMENT, PROTEST, NOTICE OR NON-PAYMENT OR PROTEST, NOTICE OF THE ACCEPTANCE OF THIS GUARANTY AND THE OTHER INSTRUMENTS, DOCUMENTS OR AGREEMENTS EXECUTED IN CONNECTION HEREWITH, NOTICE OF ANY OTHER ACTION TAKEN IN RELIANCE HEREON AND ALL OTHER DEMANDS AND NOTICES OF ANY DESCRIPTION IN CONNECTION WITH THIS GUARANTY OR ANY OTHER INSTRUMENTS, DOCUMENTS OR AGREEMENTS EXECUTED IN CONNECTION HEREWITH, ANY OF THE OBLIGATIONS OR OTHERWISE.

17.        WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF THIS GUARANTY OR THE OTHER INSTRUMENTS, DOCUMENTS OR AGREEMENTS EXECUTED IN CONNECTION HEREWITH. GUARANTOR ACKNOWLEDGES THAT THE BANK IS RELYING ON THE FOREGOING WAIVER IN ENTERING INTO THE TRANSACTION RELATING TO THIS GUARANTY.

18.        ACKNOWLEDGMENT OF WAIVERS. GUARANTOR ACKNOWLEDGES THAT IT MAKES THE WAIVERS SET FORTH IN PARAGRAPHS 16 AND 17 ABOVE KNOWINGLY AND VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THOSE WAIVERS WITH ITS ATTORNEYS. GUARANTOR FURTHER ACKNOWLEDGES THAT THE BANK HAS NOT AGREED OR REPRESENTED TO GUARANTOR THAT THE PROVISIONS OF PARAGRAPHS 16 AND 17 ABOVE WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered by its duly authorized officer as of the date first above written.

CANADIAN COMMERCIAL VEHICLES CORPORATION

By:/s/Leonard F. Leganza
Leonard F. Leganza
Its President
Duly Authorized

Address:

112 Bridge Street
P.O. Box 460
Naugatuck, Connecticut 06770-0460

UNCONDITIONAL, UNLIMITED CONTINUING GUARANTY
OF PAYMENT AND PERFORMANCE

GUARANTY, dated as of November 13, 2009, by EASTERN INDUSTRIAL LIMITED (SHANGHAI), a corporation organized under the laws of the People's Republic of China (the "Guarantor"), in favor of BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank), a national banking association organized and existing under the laws of the United States of America (the "Bank"), pursuant to that certain Loan Agreement dated as June 28, 2000, as amended, by and between the Bank and The Eastern Company, a Connecticut corporation (the "Borrower") (the "Loan Agreement"). In consideration of the Bank making available time, credit or banking facilities or other financial accommodations to the Borrower pursuant to the Loan Agreement, the Guarantor agrees as follows:

1.          GUARANTY OF PAYMENT AND PERFORMANCE. The Guarantor hereby guarantees to the Bank the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of the Borrower to the Bank whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired (whether by way of discount, letter of credit, lease, loan, overdraft or otherwise), including, without limitation, the "Obligations" described in the Loan Agreement (collectively, the "Obligations"). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectability only and is in no way conditioned upon any requirement that the Bank first attempt to collect any of the Obligations from the Borrower or resort to any security or other means of obtaining their payment. Should the Borrower default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder shall become immediately due and payable to the Bank without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions.

2.          GUARANTOR'S AGREEMENT TO PAY. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Bank, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Bank in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on the amounts recoverable under this Guaranty from the time such amounts become due until payment, at the rate per annum equal to the default rate of interest set forth in the Loan Agreement; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

3.          UNLIMITED GUARANTY. The liability of the Guarantor hereunder shall be unlimited.

4.          WAIVERS BY GUARANTOR; BANK'S FREEDOM TO ACT. The Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Bank with respect thereto. The Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any of the Obligations and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Bank to assert any claim or demand or to enforce any right or remedy against the Borrower; (ii) any extensions or renewals of any of the Obligations; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of the Loan Agreement or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations; (iv) the substitution or release of any entity primarily or secondarily liable for any of the Obligations; (v) the adequacy of any rights the Bank may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing any of the Obligations, including, without limitation, the failure to perfect or preserve any rights the Bank might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.

5.          UNENFORCEABILITY OF OBLIGATIONS AGAINST BORROWER. If for any reason the Borrower has no legal existence or is under no legal obligations to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any of the Obligations shall be immediately due and payable by the Guarantor.

6.          SUBROGATION; SUBORDINATION. The Guarantor shall not exercise any rights against the Borrower arising as a result of payment by the Guarantor hereunder, by way of subrogation or otherwise, and will not prove any claim in Bank or its affiliates in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantor will not claim any set-off or counterclaim against the Borrower in respect of any liability of the Guarantor to the Borrower; and the Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Bank or any such affiliate. The payment of any amounts due with respect to any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Obligations. The Guarantor agrees that after the occurrence of any default in the payment or performance of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to the Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Bank and be paid over to the Bank on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

7.          SECURITY; SET-OFF. The Guarantor grants to the Bank, as security for the full and punctual payment and performance of the Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to the Guarantor now or hereafter held by the Bank or any affiliate of the Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the Guarantor or subject to withdrawal by the Guarantor except for any payroll account, pension or profit sharing balances or similar trust fund accounts or balances of Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantor until this Guaranty, whether or not the Bank shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH SECURITIES, DEPOSITS OR OTHER PROPERTY OF THE GUARANTOR ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

8.          FURTHER ASSURANCES. The Guarantor agrees, upon demand after any change in the condition or affairs (financial or otherwise) of the Guarantor deemed by the Bank to be adverse and material, to secure the payment and performance of its obligations hereunder by delivering, assigning or transferring to the Bank or granting the Bank a security interest in additional collateral of a value and character satisfactory to the Bank, and authorize the Bank to file any financing statement deemed by the Bank to be necessary or desirable to perfect any security interest granted by the Guarantor to the Bank and as agent for the Guarantor, to sign the name of the Guarantor thereto. The Guarantor also agrees to do all such things and execute all such documents, including financing statements, as the Bank may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Bank hereunder.

9.          TERMINATION; REINSTATEMENT. This Guaranty shall remain in full force and effect until the Bank is given written notice of the Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received and acknowledged by an officer of the Bank at its main banking office. No such notice shall affect any rights of the Bank or any affiliate hereunder including, without limitation, the rights set forth in Sections 4 and 6 hereof, with respect to Obligations incurred prior to the receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to such receipt, and all checks, drafts, notes, instruments (negotiable or otherwise) and writings made by or for the account of the Borrower and drawn on the Bank or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Bank after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to any of the Obligations is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

10.        SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Bank may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participation in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Bank herein.

11.        AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Bank. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

12.        USURY. All agreements between the Guarantor and the Bank are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity of the Obligations or otherwise, shall the amount paid or agreed to be paid to the Bank for the use or the forbearance of the Obligations exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however, that in the event there is a change in the law that results in a higher permissible rate of interest, then this Guaranty shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Guarantor and the Bank in the execution, delivery and acceptance of this Guaranty to contract in strict compliance with the laws of the State of Connecticut from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the other Loan Documents (as such term is defined in the Loan Agreement) at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if, under or from circumstances whatsoever, the Bank shall have received as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance of the Obligations and not to the payment of interest. This provision shall control every other provision of all agreements between the Guarantor and the Bank.

13.        NOTICES. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of a telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to the Guarantor, at the address set forth beneath its signature hereto, and if to the Bank, One Landmark Square, Stamford, Connecticut 06901 or at such address as either party may designate in writing.

14.        GOVERNING LAW; CONSENT TO JURISDICTION. THIS GUARANTY IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT. THE GUARANTOR AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF CONNECTICUT OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURT AND TO SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE GUARANTOR BY MAIL AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF. THE GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT WAS BROUGHT IN AN INCONVENIENT COURT.

15.        MISCELLANEOUS. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

16.        COMMERCIAL TRANSACTION. THE GUARANTOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS GUARANTY IS A PART IS A COMMERCIAL TRANSACTION, AND HEREBY WAIVES ITS RIGHTS TO: (1) NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE BANK MAY DESIRE TO USE, AND (2) REQUEST THAT THE BANK POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT THE GUARANTOR AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY THE BANK BY VIRTUE OF ANY DEFAULT OR PROVISION OF THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED IN CONNECTION HEREWITH, THE GUARANTOR FURTHER EXPRESSLY WAIVES DILIGENCE, DEMAND, PRESENTMENT, PROTEST, NOTICE OR NON-PAYMENT OR PROTEST, NOTICE OF THE ACCEPTANCE OF THIS GUARANTY AND THE OTHER INSTRUMENTS, DOCUMENTS OR AGREEMENTS EXECUTED IN CONNECTION HEREWITH, NOTICE OF ANY OTHER ACTION TAKEN IN RELIANCE HEREON AND ALL OTHER DEMANDS AND NOTICES OF ANY DESCRIPTION IN CONNECTION WITH THIS GUARANTY OR ANY OTHER INSTRUMENTS, DOCUMENTS OR AGREEMENTS EXECUTED IN CONNECTION HEREWITH, ANY OF THE OBLIGATIONS OR OTHERWISE.

17.        WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF THIS GUARANTY OR THE OTHER INSTRUMENTS, DOCUMENTS OR AGREEMENTS EXECUTED IN CONNECTION HEREWITH. GUARANTOR ACKNOWLEDGES THAT THE BANK IS RELYING ON THE FOREGOING WAIVER IN ENTERING INTO THE TRANSACTION RELATING TO THIS GUARANTY.

18.        ACKNOWLEDGMENT OF WAIVERS. GUARANTOR ACKNOWLEDGES THAT IT MAKES THE WAIVERS SET FORTH IN PARAGRAPHS 16 AND 17 ABOVE KNOWINGLY AND VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THOSE WAIVERS WITH ITS ATTORNEYS. GUARANTOR FURTHER ACKNOWLEDGES THAT THE BANK HAS NOT AGREED OR REPRESENTED TO GUARANTOR THAT THE PROVISIONS OF PARAGRAPHS 16 AND 17 ABOVE WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered by its duly authorized officer as of the date first above written.

EASTERN INDUSTRIAL LIMITED (SHANGHAI)

By:/s/John L. Sullivan
John L. Sullivan
Its Chairman
Duly Authorized

Address:

112 Bridge Street
P.O. Box 460
Naugatuck, Connecticut 06770-0460

UNCONDITIONAL, UNLIMITED CONTINUING GUARANTY

OF PAYMENT AND PERFORMANCE

GUARANTY, dated as of November 13, 2009, by EBERWORLD S.A. de C.V., a corporation organized under the laws of Mexico (the "Guarantor"), in favor of BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank), a national banking association organized and existing under the laws of the United States of America (the "Bank"), pursuant to that certain Loan Agreement dated as June 28, 2000, as amended, by and between the Bank and The Eastern Company, a Connecticut corporation (the "Borrower") (the "Loan Agreement"). In consideration of the Bank making available time, credit or banking facilities or other financial accommodations to the Borrower pursuant to the Loan Agreement, the Guarantor agrees as follows:

1.          GUARANTY OF PAYMENT AND PERFORMANCE. The Guarantor hereby guarantees to the Bank the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of the Borrower to the Bank whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired (whether by way of discount, letter of credit, lease, loan, overdraft or otherwise), including, without limitation, the "Obligations" described in the Loan Agreement (collectively, the "Obligations"). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectability only and is in no way conditioned upon any requirement that the Bank first attempt to collect any of the Obligations from the Borrower or resort to any security or other means of obtaining their payment. Should the Borrower default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder shall become immediately due and payable to the Bank without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions.

2.          GUARANTOR'S AGREEMENT TO PAY. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Bank, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Bank in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on the amounts recoverable under this Guaranty from the time such amounts become due until payment, at the rate per annum equal to the default rate of interest set forth in the Loan Agreement; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

3.          UNLIMITED GUARANTY. The liability of the Guarantor hereunder shall be unlimited.

4.          WAIVERS BY GUARANTOR; BANK'S FREEDOM TO ACT. The Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Bank with respect thereto. The Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any of the Obligations and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Bank to assert any claim or demand or to enforce any right or remedy against the Borrower; (ii) any extensions or renewals of any of the Obligations; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of the Loan Agreement or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations; (iv) the substitution or release of any entity primarily or secondarily liable for any of the Obligations; (v) the adequacy of any rights the Bank may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing any of the Obligations, including, without limitation, the failure to perfect or preserve any rights the Bank might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.

5.          UNENFORCEABILITY OF OBLIGATIONS AGAINST BORROWER. If for any reason the Borrower has no legal existence or is under no legal obligations to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any of the Obligations shall be immediately due and payable by the Guarantor.

6.          SUBROGATION; SUBORDINATION. The Guarantor shall not exercise any rights against the Borrower arising as a result of payment by the Guarantor hereunder, by way of subrogation or otherwise, and will not prove any claim in Bank or its affiliates in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantor will not claim any set-off or counterclaim against the Borrower in respect of any liability of the Guarantor to the Borrower; and the Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Bank or any such affiliate. The payment of any amounts due with respect to any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Obligations. The Guarantor agrees that after the occurrence of any default in the payment or performance of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to the Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Bank and be paid over to the Bank on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

7.          SECURITY; SET-OFF. The Guarantor grants to the Bank, as security for the full and punctual payment and performance of the Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to the Guarantor now or hereafter held by the Bank or any affiliate of the Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the Guarantor or subject to withdrawal by the Guarantor except for any payroll account, pension or profit sharing balances or similar trust fund accounts or balances of Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantor until this Guaranty, whether or not the Bank shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH SECURITIES, DEPOSITS OR OTHER PROPERTY OF THE GUARANTOR ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

8.          FURTHER ASSURANCES. The Guarantor agrees, upon demand after any change in the condition or affairs (financial or otherwise) of the Guarantor deemed by the Bank to be adverse and material, to secure the payment and performance of its obligations hereunder by delivering, assigning or transferring to the Bank or granting the Bank a security interest in additional collateral of a value and character satisfactory to the Bank, and authorize the Bank to file any financing statement deemed by the Bank to be necessary or desirable to perfect any security interest granted by the Guarantor to the Bank and as agent for the Guarantor, to sign the name of the Guarantor thereto. The Guarantor also agrees to do all such things and execute all such documents, including financing statements, as the Bank may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Bank hereunder.

9.          TERMINATION; REINSTATEMENT. This Guaranty shall remain in full force and effect until the Bank is given written notice of the Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received and acknowledged by an officer of the Bank at its main banking office. No such notice shall affect any rights of the Bank or any affiliate hereunder including, without limitation, the rights set forth in Sections 4 and 6 hereof, with respect to Obligations incurred prior to the receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to such receipt, and all checks, drafts, notes, instruments (negotiable or otherwise) and writings made by or for the account of the Borrower and drawn on the Bank or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the

Bank after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to any of the Obligations is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

10.        SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Bank may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participation in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Bank herein.

11.        AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Bank. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

12.        USURY. All agreements between the Guarantor and the Bank are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity of the Obligations or otherwise, shall the amount paid or agreed to be paid to the Bank for the use or the forbearance of the Obligations exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however, that in the event there is a change in the law that results in a higher permissible rate of interest, then this Guaranty shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Guarantor and the Bank in the execution, delivery and acceptance of this Guaranty to contract in strict compliance with the laws of the State of Connecticut from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the other Loan Documents (as such term is defined in the Loan Agreement) at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if, under or from circumstances whatsoever, the Bank shall have received as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance of the Obligations and not to the payment of interest. This provision shall control every other provision of all agreements between the Guarantor and the Bank.

13.        NOTICES. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of a telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to the Guarantor, at the address set forth beneath its signature hereto, and if to the Bank, One Landmark Square, Stamford, Connecticut 06901 or at such address as either party may designate in writing.

14.        GOVERNING LAW; CONSENT TO JURISDICTION. THIS GUARANTY IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT. THE GUARANTOR AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF CONNECTICUT OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURT AND TO SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE GUARANTOR BY MAIL AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF. THE GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT WAS BROUGHT IN AN INCONVENIENT COURT.

15.        MISCELLANEOUS. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

16.        COMMERCIAL TRANSACTION. THE GUARANTOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS GUARANTY IS A PART IS A COMMERCIAL TRANSACTION, AND HEREBY WAIVES ITS RIGHTS TO: (1) NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE BANK MAY DESIRE TO USE, AND (2) REQUEST THAT THE BANK POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT THE GUARANTOR AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY THE BANK BY VIRTUE OF ANY DEFAULT OR PROVISION OF THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED IN CONNECTION HEREWITH, THE GUARANTOR FURTHER EXPRESSLY WAIVES DILIGENCE, DEMAND, PRESENTMENT, PROTEST, NOTICE OR NON-PAYMENT OR PROTEST, NOTICE OF THE ACCEPTANCE OF THIS GUARANTY AND THE OTHER INSTRUMENTS, DOCUMENTS OR AGREEMENTS EXECUTED IN CONNECTION HEREWITH, NOTICE OF ANY OTHER ACTION TAKEN IN RELIANCE HEREON AND ALL OTHER DEMANDS AND NOTICES OF ANY DESCRIPTION IN CONNECTION WITH THIS GUARANTY OR ANY OTHER INSTRUMENTS, DOCUMENTS OR AGREEMENTS EXECUTED IN CONNECTION HEREWITH, ANY OF THE OBLIGATIONS OR OTHERWISE.

17.        WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF THIS GUARANTY OR THE OTHER INSTRUMENTS, DOCUMENTS OR AGREEMENTS EXECUTED IN CONNECTION HEREWITH. GUARANTOR ACKNOWLEDGES THAT THE BANK IS RELYING ON THE FOREGOING WAIVER IN ENTERING INTO THE TRANSACTION RELATING TO THIS GUARANTY.

18.        ACKNOWLEDGMENT OF WAIVERS. GUARANTOR ACKNOWLEDGES THAT IT MAKES THE WAIVERS SET FORTH IN PARAGRAPHS 16 AND 17 ABOVE KNOWINGLY AND VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THOSE WAIVERS WITH ITS ATTORNEYS. GUARANTOR FURTHER ACKNOWLEDGES THAT THE BANK HAS NOT AGREED OR REPRESENTED TO GUARANTOR THAT THE PROVISIONS OF PARAGRAPHS 16 AND 17 ABOVE WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered by its duly authorized officer as of the date first above written.

EBERWORLD S.A. de. C.V.

By:/s/Leonard F. Leganza
Leonard F. Leganza
Its President
Duly Authorized

Address:

112 Bridge Street
P.O. Box 460
Naugatuck, Connecticut 06770-0460